As filed with the Securities and Exchange Commission on April 11, 2025
Registration No. 333-190312
811-07798

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form N-6
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 16	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 200	☒

New York Life Ins & Annuity Corp
Var Univ Life Sep Acc I
(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue
New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Mary E. Najem, Esq.
New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010
(Name and Address of Agent for Service)

Copy to: Charles A. Whites, Jr., Esq.
Vice President and Associate General Counsel
New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2025 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Accumulator Plus
Prospectus—May 1, 2025
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC 5450 N. Cumberland Avenue, Suite 100 Chicago, IL 60656-1422
This prospectus describes the Variable Universal Life Accumulator Plus policy, an individual, flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Variable Universal Life Accumulator Plus policy insures one person and pays a benefit upon that person’s death. There are two series of policies. Series 1 policies were offered for sale prior to May 1, 2016. Series 2 policies were offered for sale commencing on or after May 1, 2016. Both Series 1 and Series 2 policies are no longer offered for sale. However, we will still accept additional premiums under existing policies. Unless otherwise indicated, all information in this prospectus applies to both Series of policies.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The New York Life Variable Universal Life Accumulator Plus Prospectus and Statement of Additional Information are available at https://dfinview.com/NewYorkLife/TAHD/accumulatorplus.

i

ii

iii

Definitions

1933 Act: The Securities Act of 1933, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
AAR: Automatic Asset Rebalancing.
Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.
Asset Allocation Model: A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investments. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Model. If your Cash Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such Model. If, however, you transfer your allocation out of an Asset Allocation Model, you will not be able to transfer back into that Asset Allocation Model or switch to a new Model. The most recent Asset Allocation Models were designed by QS Investors, LLC. Prior to May 1, 2018, New York Life Investment Management LLC provided Asset Allocation Models. The Asset Allocation Models are based primarily on investment risk.
Available Cash Value: The Cash Value less any outstanding loans and accrued loan interest. Any Monthly Deduction Charges in excess of this amount will be deferred under the no-lapse guarantee or waived under both the Guaranteed Minimum Death Benefit Rider and the Intermediate No-Lapse Guarantee Rider. See “Termination and Reinstatement—No-Lapse Guarantee” and “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Death Benefit (GMDB) Rider and—Intermediate No-Lapse Guarantee (INLG) Rider” for more information.
Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).
Cash Surrender Value: The Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.
Cash Value Accumulation Test or CVAT: An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes to the initial face amount.
FINRA: The Financial Industry Regulatory Authority, Inc.
Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change, but will never be less than the Guaranteed Minimum Interest Rate. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest which accrues and is credited on a daily basis.
Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.
Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
GMAB Allocation Alternatives: The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”
GMAB Investment Divisions: The Investment Divisions currently available as GMAB Allocation Alternatives.
GMDB Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all Monthly GMDB Premiums from the Policy Date up to that Monthly Deduction Day (except for periods when the rider has been placed on an inactive status.
Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guaranteed Minimum Interest Rate or GMIR: The guaranteed minimum interest crediting rate, which will never be less than 2% per annum.
Guarantee Period: The first ten Policy Years. Please see “Termination and Reinstatement—No Lapse Guarantees” for more information.
Guideline Premium Test or GPT: An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
INLG Premium Test: A test we perform every month to determine if you have made enough cumulative premium payments to keep the INLG Rider in effect. For further details on the Test, see the section on “Termination and Reinstatement—No Lapse Guarantees—Rider Based No Lapse Guarantee.”
INLG Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all Monthly INLG Premiums from the Policy Date up to that Monthly Deduction Day (except for periods when the rider has been placed on an inactive status).
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.
IRC: Internal Revenue Code of 1986, as amended.
IRS: The Internal Revenue Service.
Issue Date: The date we issue the policy as specified on the Policy Data Page.
Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.
Loan Account: The Loan Account reflects that part of your Cash Value that has been transferred from the Investment Options as collateral for policy loans.

Modified Endowment Contract or MEC: A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Monthly Deduction Day: The date that we deduct your Monthly Deduction Charges from your policy's Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If the later of the Issue Date and the date we receive the full initial premium payment and the Policy Date of the policy are different, deductions made on the Monthly Deduction Day will include the monthly deductions that would have been made on each Monthly Deduction Day for the period from the Policy Date to the later of the Issue Date and the date we receive the full initial premium payment in Good Order, as if the policy were issued on the Policy Date. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Monthly GMDB Premium: An amount listed on the Data Page for the GMDB Rider. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis as long as you pay a sufficient amount to pass the GMDB Premium Test. The GMDB Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy (including those arising from a partial surrender) and any applicable riders, adding or deleting a rider, and/or a change in class of risk.
Monthly INLG Premium (“MIP”): An amount listed on the Data Page for the INLG Rider. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. The Monthly INLG Premium is recalculated based on any change in coverage, such as a Face Amount increase or decrease made under the policy (including those arising from a partial surrender) and any applicable riders, adding or deleting a rider, and/or a change in class of risk.
Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).
Net Amount at Risk: As of any Monthly Deduction Day, the difference between (i) the Life Insurance Benefit divided by 1.0032737, and (ii) the policy’s Cash Value. See “Deductions from Cash Value—Charge for Cost of Insurance Protection" for more information.
Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.
No Lapse Guarantee Minimum Monthly Premium: An amount listed on the Policy Data Page. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis, as long as you pay a sufficient amount to pass the No Lapse Guarantee Premium Test. The No Lapse Guarantee Minimum Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy and applicable riders, adding or deleting a rider, and/or a change in class of risk.
No Lapse Guarantee Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all No Lapse Guarantee Minimum Monthly Premiums from the Policy Date up to that Monthly Deduction Day.
Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.
NYLIAC: New York Life Insurance and Annuity Corporation.
NYLIC: New York Life Insurance Company.
NYLIFE Distributors: NYLIFE Distributors, LLC.
NYLIFE Securities: NYLIFE Securities, LLC.
Policy or Accumulator Plus Policy: Your New York Life Variable Universal Life Accumulator Plus policy.
Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy's specifications.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Portfolio(s): See “Eligible Portfolios”.
Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.
Sales Standards: The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
SEC: The Securities and Exchange Commission.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Series 1: A policy that NYLIAC offered for sale prior to May 1, 2016. This policy is no longer offered for sale.
Series 2: A policy for which NYLIAC began accepting applications and premium payments beginning on May 1, 2016. This policy is no longer offered for sale.
Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.
Target Premium: An amount used to determine the sales expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy’s Face Amount and the insured’s age, gender, and risk class. The Target Premium may change if the policy’s Face Amount is increased or decreased or other policy changes.
VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.
http://www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the Policy

Fees and Expenses
Please refer to your Policy Data Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
If you fully surrender or withdraw money from your policy within a maximum of 10 years following your purchase of the policy you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of your total premiums paid under the policy and (b) equals a percentage of the Surrender Charge
Premium.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include sales expense charges (deducted from each premium payment), and charges if you cancel the Guaranteed Minimum Accumulation Benefit (GMAB) Rider
or exercise the Insurance Exchange Rider, the Living Benefits Rider, or the Overloan
Protection Rider.
We reserve the right to impose partial surrender fees, transfer charges (when you transfer Cash Value between Investment Options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy – Deductions From Premium Payments; Charges Associated with the
Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges, such as the
Monthly Cost of Insurance Charge, the Monthly Per Thousand of Face Amount
Charge,Flat Extra charges and certain rider charges (for optional benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification). Other ongoing charges include the Monthly Contract Charge, the
Mortality and Expense Risk charge, loan interest, and certain rider charges. Please refer to your Policy Specifications Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios(Portfolio
Companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2024 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.13%	1.34%

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy; and Appendix—Eligible Portfolios Available Under the Policy for our
list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns).

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Loans; and Surrenders—Partial Surrenders—Amount Available for a Partial
Surrender.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios (portfolio companies) you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the Fixed Account) has its own
unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/accumulatorplus.You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Plus Account), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see Management and Organization; Financial
Statements; Summary of Principal Risks of Investing in the Policy – Insurance
Company Risks; Risks Affecting our Administration of Your Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Cash Surrender
Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s
Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the Ten-Year No-Lapse Guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Termination and Reinstatement; Premiums - Risk of Minimally Funded
Policies.

Restrictions

Investments
•You can select a maximum of 21 investment options among the available
Investment Divisions (that invest in the Eligible Portfolios), the Fixed Account and/or the DCA Plus Account.
•The minimum amount that you can transfer is $500. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of (a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or (b) $5,000.
•NYLIAC reserves the right to remove or substitute any Eligible Portfolios (portfolio companies) as investment options that are available under the policy.
•We set limits on the number of electronic or telephonic transfer requests that can be made in any period. If these limits are exceeded, any subsequent transfer request must be made by U.S. mail or overnight courier.
•In addition, we may limit your ability to make transfers involving the GMAB
Investment Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see Description of the Policy - Investment Divisions,
the Fixed Account and the DCA Plus Account; Description of the Policy - Transfers
Among Investment Divisions, the Fixed Account and the DCA Plus Account;
Description of the Policy - Limits on Transfers and Appendix—Eligible Portfolios
Available Under the Policy for our list of available Eligible Portfolios.

Optional Benefits
•We may modify or discontinue offering an optional benefit at any time.
•There are limitations on the benefit amounts associated with some optional benefits.
•Activation of certain benefits may affect the Face Amount, life insurance proceeds or other rights under the policy.
•Some optional benefits have Policy Year limitations and/or age requirements.
•Some optional benefits may have tax implications.
•Some optional benefits are only available with certain Life Insurance Benefit
Options and certain life insurance qualification tests.
•Some optional benefits are only available with Non-Qualified Policies.
•Some optional benefits may not be used together.
•Your choice of Investment Options may be limited if you elect certain benefits or riders.
•A transfer under some optional benefits could reduce the value of the benefit by more than the dollar amount of the transfer.
•We may change these restrictions in the future.
For more detailed information, see Description of the Policy—Additional Benefits
Through Riders and Options.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy–Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else). For these reasons, these investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see Charges Associated with the
Policies—Commissions Paid to Dealers; Distribution and Compensation
Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.
For more detailed information, see Tax-Free ‘Section 1035’ Insurance Policy
Exchanges.

Overview of the Policy

1.
Purposes of the Policy
This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policy is offered by NYLIAC. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount(within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See “Your Policy”.
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance (medical) underwriting before we accept additional premiums. See “Premiums.”
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease (within certain limits), or stop making premium payments to meet your changing needs.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including the available Investment Divisions, the Fixed Account, and the DCA Plus Account. Your premium payments, minus any applicable charges, are allocated to the Investment Options according to your instructions.Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).

3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Three Life Insurance Benefit  Options
The policy offers different Life Insurance Benefit options (death benefits) that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated. Except as described below, the Life Insurance Benefits are:
Option 1— a benefit that is level and is equal to the policy’s Face Amount.
Option 2— a benefit that varies and is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
Option 3--- a benefit that is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.
Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), is greater than the amount calculated under the option you have chosen. See “Policy Payment Information – Life Insurance Benefit Options”. The Accidental Death Benefit Rider and Life Extension Benefit Rider, optional riders that may be purchased on the policy for an additional fee, may increase the life insurance benefit payable under the policy.
Changing Your Life Insurance Benefit Option and the Face Amount of Your Policy
With the policy, you are able to increase or decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Decreases in Face Amount can incur surrender charges.
You may also request an increase of the policy’s Face Amount by sending us your written application in Good Order, signed by the Insured, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new surrender charge period and additional cost of insurance and per thousand face amount charges applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. See “Policy Payment Information - Changing the Face Amount of Your Policy” and “Policy Payment Information - Changing Your Life Insurance Benefit Option”.
Ten-Year No-Lapse Guarantee
The policy offers a ten-year no-lapse guarantee. This ensures that your policy will remain in effect during the Guarantee Period, provided that your policy premium payments satisfy the No Lapse Guarantee Premium Test on each Monthly Deduction Day (based on your cumulative premiums paid). This benefit prevents your policy from lapsing during the first ten Policy Years, even if your Cash Surrender Value is insufficient to cover the Monthly Deduction Charges. The no lapse guarantee will become inactive before the tenth policy anniversary if, on any Monthly Deduction Day, your premium payments do not pass the No Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the no-lapse guarantee by paying an additional premium amount necessary to satisfy the No Lapse Guarantee Premium Test. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a notice of payment due. If that amount is not paid, the policy will lapse. You may also have elected to receive no-lapse guarantee benefits through the purchase of two riders—the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider. See “Termination and Reinstatement – No Lapse Guarantees – Ten-Year No-Lapse Guarantee – Rider-Based No-Lapse Guarantees”.

Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Account and the DCA Plus Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges we deduct, your premium payments, and non-guaranteed Persistency Credits (if any).
The Cash Surrender Value is the amount we will pay you if you surrender your policy. This is equal to the Cash Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. See “Description of the Policy – Cash Value and “Surrenders”.
Non-guaranteed Persistency Credit (For Series 2 Only)
For policies applied for after May 1, 2016, beginning in Policy Year 16 on your Persistency Credit Start Date (as specified in your Non-Guaranteed Persistency Credit Endorsement Data Page), we may apply a persistency credit to the policy’s Cash Value on each Monthly Deduction Day. The persistency credit that we expect to pay on a monthly basis is 0.02916% (0.35% annualized) of the unloaned portion of your policy’s Cash Value. If it is paid, it will be applied proportionally to the Cash Value in each of the Investment Divisions and the unloaned portion of the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium.
Your policy’s persistency credit is not guaranteed (except in New York), and we may discontinue this feature at any time. For more information on the persistency credit, please contact your registered representative. See “Description of the Policy - Investment Divisions, the Fixed Account and the DCA Accounts – Non-Guaranteed Persistency Credit (For Series 2 Only)”.
Liquidity through Loans and Partial Surrenders
You can access your policy’s Cash Value through loans. Your policy will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. See “Loans”.
You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and Cash Surrender Value by the amount of the partial surrender, plus any applicable partial surrender fee and surrender charge and can reduce your Policy’s Face Amount and/or Life Insurance Benefit. We will not allow a partial surrender if it would reduce the policy to fall below its minimum Face Amount requirement of $50,000. Surrender charges may apply. Partial surrenders can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial surrender. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Surrenders”.
Investment Options
This policy offers you a choice of Investment Options, including the available Investment Divisions, the Fixed Account, and the DCA Plus Account. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. Transfers among the Investment Options can be made tax-free, within the limits described in the prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices of Investment Options may be limited if you elect certain benefits or riders. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you already allocated a portion of your policy’s Cash Value to such an Asset Allocation Model. See “Management and Organization - The Fixed Account and the DCA Accounts” and “- Funds and Eligible Portfolios” and the Appendix: Eligible Portfolios Available Under the Policy.
Automated Investment Features
There are five administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing,Dollar-Cost Averaging (DCA),Dollar-Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Description of the Policy - Additional Benefits Through Riders and Options.”

Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, spousal insurance benefits, benefits that waive monthly charges or pay a specified amount in certain situations like total disability, and overloan protection against lapse. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Description of the Policy - Additional Benefits Through Riders and Options”.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) the New York Life Insurance Company Mobile Application (“mobile application”) available for download on the Apple App Store and Google Play Store, (3) toll-free telephone support through the VPSC (1-800-598-2019), and (4) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus. See "Management and Organization - How to Reach Us for Policy Services".
A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has over 180 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aaa (Exceptionally Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC's General Account, which are applicable to the Fixed Account and DCA Plus Account and NYLIAC's claims-paying ability and financial strength.  Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy or making partial surrenders. Please refer to your policy Data Page for information about the guaranteed minimum fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make partial surrenders, transfer Cash Value between Investment Options, or exercise certain rider options.
Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied	Guaranteed Maximum: 4.75% of premiums paid Current: 4.75% of premiums paid[1]
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied	Guaranteed Maximum: 1.75% of premiums paid Current: 1.75% of premiums paid[2]
Tax Charges:	When premium payment is applied	All taxes may vary over time. Guaranteed maximums are subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charge).
State Premium Tax Charge		Current: 2% of premiums paid
Federal Tax Charge
•Non-Qualified Policy		Current: 1.25% of premiums paid
•Qualified Policy		None
Deferred Sales Charge
•Surrender[3]
On Surrender or lapse in first 10
years,
or Face Amount decreases within 10
years
Surrender or lapse in first 10 years
after the increase, or Face Amount
decreases within 10 years after the
increase
After a Surrender or lapse in first 10
years after the increase or Face
Amount decreases within 10 years
after the increase[4]
Minimum and Maximum Guaranteed Charge[5]: $11.89— $47.00 per $1000 of Face Amount Minimum and Maximum Current Charge[5]: $11.89 — $47.00 per $1000 of Face Amount
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred rating) for $250,000 of Face Amount		$23.5752 per month of Face Amount

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 of Face Amount		$23.5752 per month of Face Amount
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0
Returned Payment (Bad Check) fee	At time of returned payment	Guaranteed Maximum: $20 Current: $0
Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value
Insurance Exchange Rider Payment	When you exercise the benefit
A payment equal to 103% of the
excess amount of the Cash
Surrender Value of the new policy
over the Cash Surrender Value of
the existing policy at the time of
exercise. If there is no excess
amount, the one-time fee will not
be charged (one time).[6]

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)
Overloan Protection Rider Fee	When you exercise the benefit	Guaranteed Maximum: 5% of the Policy’s Cash Value Minimum Guaranteed: 2% of the Policy’s Cash Value
1
Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2
Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3
Exceptions to Surrender Charge:
We will not deduct a surrender charge if:
●
We cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
●
We pay proceeds upon the death of the insured;
●
We pay a required Internal Revenue Service minimum distribution; or
●
The policy is out of the surrender charge period.
4
The calculation of the amount and period for the Surrender Charge after a Face Amount increase will begin on the effective date of that increase.
5
The Guaranteed Maximum charge illustrated above is for a Female, Age 80, Standard Rating and a $250,000 Face Amount. Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. The percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 62% for Policy Year 6; 49% for Policy Year 7; 36% for Policy Year 8; 23% for Policy Year 9, 10% for Policy Year 10 and 0% for Policy Year 11 and beyond. See “Charges Associated with the Policy—Transaction Charges—Surrender Charges” for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker, and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
6
If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolios’ fees and expenses.
Periodic Charges Other Than Funds’ Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Contract Charge	Monthly to Age 100	Guaranteed Maximum $15 per month Current: $15 per month[1]
Cost of Insurance	Monthly to Age 100	Charge per month per $1000 of Net Amount at Risk
Charge[2,3]		Minimum and Maximum Guaranteed Charge: $0.015 —$83.33 Minimum and Maximum Current Charge: $0.015—$83.33
Maximum Guaranteed Initial Charge for a Representative Investor (Male, Age 40, and Preferred rating) for a $250,000 Face Amount:		$0.12176 per month for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, and Preferred rating) for a $250,000 Face Amount:		$0.06028 per month for the first Policy Year
Mortality & Expense Risk Charge	Each Monthly Deduction Day	Charged as annual percentage of Separate Account Value Guaranteed Maximum: 0.75% Current:
		Separate Account Value	Years	Years	Years	Years
			1-5	6-10	11-20	21+
		˂ $50,000	0.55%	0.5%	0.35%	0.25%
		$50,000– $99,999	0.55%	0.4%	0.25%	0.2%
		$100,000 or greater	0.55%	0.3%	0.15%	0.15%

Periodic Charges Other Than Funds’ Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Per Thousand Face Amount Charge[2]	Monthly for the First 20 Years	Charge per $1000 of Face Amount[4] Guaranteed Maximum: $1.56863 Minimum: $0.03313
Guaranteed Initial Charge for a Representative Investor (Male, Age 40, and Preferred Rating) for a $250,000 Face Amount:		$0.11295 (Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[10]	Annual charge rate as percentage of the loan balance Guaranteed Maximum: 6% Current: 3%[5]
Riders
Guaranteed Minimum Death Benefit (GMDB) Rider[6]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[7]
Intermediate No-Lapse Guarantee (INLG) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]
Life Extension Benefit Rider[2]	Monthly beginning at age 90	Charged as a percentage of the Cost of Insurance Charge Minimum and Maximum Guaranteed Charge: 1%—73% Minimum and Maximum Current Charge: 1%—73%
Maximum Guaranteed Charge for Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating):		47% for the first Policy Year
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating):		47% for the first Policy Year
Spouse's Paid-Up Insurance Purchase Option Rider	N/A	No Charge
Guaranteed Insurability Rider (GIR)[2]	Monthly until rider expires	Charge per month per $1000 of GIR Option Amount Minimum and Maximum Guaranteed Charge: $0.04—$0.46 Minimum and Maximum Current Charge: $0.04—$0.46

Periodic Charges Other Than Funds’ Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating):		$0.23 for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating):		$0.23 for the first Policy Year
Monthly Deduction Waiver Rider[2]	Monthly until rider expires	Charged as an annual percentage of Monthly Deduction Charges Minimum and Maximum Guaranteed Charge: 8.00%—231% Minimum and Maximum Current Charge: 8.00%—231%
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating)		11.00% for the first Policy Year
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating):		11% for the first Policy Year[11]
Accidental Death Benefit (ADB) Rider[2]	Monthly until rider expires	Charge per $1000 of ADB Face Amount per month Minimum and Maximum Guaranteed Charge: $0.05—$0.45 per month Minimum and Maximum Current Charge: $0.05—$0.45 per month
Maximum Guaranteed Charge for a Representative Investor: (Male, Age 40, Preferred, Nonsubstandard Rating)		$0.06 per month for the first Policy Year
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating):		$0.06 per month for the First Policy Year
Children's Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Rider Face Amount

Periodic Charges Other Than Funds’ Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Term Insurance on Other Covered Insured (OCI) Rider[2]	Monthly until rider expires	Charge per $1000 of OCI Face Amount Minimum and Maximum Guaranteed Charge: $0.015—$83.33 Minimum and Maximum Current Charge: $0.015—$83.33
Maximum Guaranteed Charge for a Representative Investor: (Male, Age 40, Preferred, Nonsubstandard Rating)		$0.12176 in the first Policy Year
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating):		$0.06028 in the first Policy Year
Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
Waiver of Specified Premium (WSP) Rider[2]	Monthly until rider expires	Charge per $1000 of WSP Amount per month Minimum and Maximum Guaranteed Charge: $26.00—$217.50 per month Minimum and Maximum Current Charge: $26.00—$217.50 per month
Maximum Guaranteed Charge for a Representative Investor: (Male, Age 40, Preferred Nonsubstandard Rating)		$53.00 per month
Current Charge for a Representative Investor: (Male, Age 40, Preferred Rating):		$27.70 per month
1
Current monthly contract charges are reduced to $10 in Policy Years 11 and beyond.
2
This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
3
The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charge listed in the table above. For more information on Flat Extra charges, see the sections on "Definitions" and "Charges Associated with the Policy—Deductions from Cash Value—Charge for Cost of Insurance Protection."
4
Current charges are reduced to $0 in Policy Years 11 and beyond for all risk classes.
5
The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond.
6
This rider is not available with Life Insurance Options 2 and 3 or with policies with substandard ratings.
7
In addition to the charge listed above, you must make certain premium payments — the Monthly Guaranteed Minimum Death Benefit (GMDB) Premium — into your policy to keep the rider in force. For further information on the Monthly GMDB

Premium, see “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based Guarantees—Guaranteed Minimum Death Benefit (GMDB) Rider.”
8
This rider is not available with substandard ratings. As of January 1, 2020, this rider is no longer available for selection.
9
In addition to the charge listed above, you must make certain premium payments — the Monthly Intermediate No Lapse Guarantee (INLG) Premium — into your policy to keep the rider in force. The amount of the Monthly INLG Premium varies by policy and is listed on your Rider Data Page and is subject to change if you modify your policy or attached riders. We perform an INLG Premium Test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. For further information on the Monthly INLG Premium, see “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based Guarantees—Intermediate No-Lapse Guarantee (INLG) Rider.”
10
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.
11
The charges for the Monthly Deduction Waiver (MDW) Rider are calculated as an annual percentage of the Monthly Deduction Charges. For example, for an investor whose Monthly Deduction Charges are $100, if the charge for the MDW Rider is 11% in the first Policy Year, then the charge for the MDW Rider in any one Policy Month would be $11 and $132 ($11 x 12) in the first Policy Year.
Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2024. Portfolio expenses may change from year to year, and hence may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios, including information concerning each underlying Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.
Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.13%	1.34%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.16%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2024. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2024 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2026.

Summary of Principal Risks of Investing in the Policy

Many benefits of the Variable Universal Life Accumulator Plus life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase the Policy. More complete and detailed information about the features of the Policy is provided in this prospectus and in the SAI. See “Overview of the Policy—3. Summary of Primary Features.” Capitalized terms used in this prospectus have the same meaning as in the “Definitions” section above.
Investment Risk
While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions or Eligible Portfolios. You bear the entire investment risk for all amounts allocated to the Separate Account Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.
In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives.  Substantial fees, expenses, and tax implications make variable life insurance unsuitable as a short-term savings vehicle.  Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders. (See “Loans” and “Surrenders—Partial Surrenders—Amount Available for a Partial Surrender.”)
Portfolio Risks
The Investment Divisions involve the risk of poor investment performance. A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.
Risk of Lapse (especially on minimally-funded policies)
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no-lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.
Risk of Lapse from Policy Loans
The larger a policy loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding policy loan principal and will also accrue interest.
A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the interest rate credited on the loan amount in the Loan Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.
Limitations on Access to Cash Value (Liquidity Risk)
The Policy is generally not a liquid investment. Surrender charges will apply during the Surrender Charge Period applicable to you. The policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your cash value through full and partial surrenders, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on policy benefits, increased risk of policy lapse, and administrative requirements.
A partial surrender will reduce your policy’s Cash Value by the amount withdrawn plus any applicable charges. If the policy’s Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deduction Charges, your policy may lapse and terminate. A partial surrender may also reduce your policy’s Face Amount and may have adverse tax consequences.
Accessing Cash Value through policy loans also has costs, increases the risk of policy lapse, may have adverse tax consequences, and may negatively impact your Cash Value and other policy benefits.
Tax Risks
The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount. In addition, Congress may change the present federal income tax laws that apply to your policy, or the IRS may change current interpretations thereof, which change may occur without notice, and could have retroactive effects, regardless of the date of enactment or publication, as the case may be.
Potential for Increased Charges
The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges specified in the fee table and as stated in your policy. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law.  (See “Table of Fees and Expenses” for more information.)
Potentially Harmful Transfer Activity
This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
●
portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

●
increased administrative and Fund brokerage expenses; and/or
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dilution of the interests of long-term investors.
An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)
Potential for Low Crediting Rates
The rates we declare on the Fixed Account, DCA Plus Account and Loan Account may be lower than what you would find acceptable.
Insurance Company Risks; Risks Affecting our Administration of Your Policy
NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack/ransomware, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management and Organization—Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization—Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)
NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.
Management And Organization

Insurer
New York Life Insurance and Annuity Corporation
(a wholly owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010
Your Policy
The policy was offered by NYLIAC. The policy has two series (Series 1 and 2), both of which are no longer offered for sale. However, we still accept additional premiums under existing policies. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options—including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you already allocated a portion of your policy’s Cash Value to such a Model.
The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations and Rider Availability” appendix to this prospectus. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state.
About the Separate Account
NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account, DCA Plus Account, or any other separate account of NYLIAC.
The Separate Account currently includes the Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.
Our Rights
We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.
Specifically, we reserve the right to:
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add, close, substitute, or remove any Investment Division (and the shares of an associated Eligible Portfolio);
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create new separate accounts;
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combine the Separate Account with one or more other separate accounts;
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operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
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deregister the Separate Account under the 1940 Act;
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manage the Separate Account under the direction of a committee or discharge such committee at any time;
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transfer the assets of the Separate Account to one or more other separate accounts;
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restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and
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change the name of the Separate Account.
We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.

The Fixed Account and the DCA Plus Account
The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the 1933 Act, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account. Disclosures regarding the Fixed Account; however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
How To Reach Us For Policy Services
You can reach us by mail, by telephone or online.
Written Service Requests
Most service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests; however we reserve the right to accept them at our discretion.
All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.
Telephone Service Requests
For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).
Certain service requests may be made by telephone. We will use reasonable procedures to make sure that the instructions we receive by telephone are genuine. For jointly owned policies, requests must be exercised jointly. We are not responsible for any loss, cost, or expense or any actions we take based on instructions we receive by telephone that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business days will be processed as of the next Business Day.
Currently, subject to certain limitations, you can do the following by calling one of our customer service representatives:
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obtain current policy values;
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transfer assets between Investment Divisions;
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request or modify partial withdrawals;
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request a loan or make a one-time loan payment;
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request a stop and reissue check on an outgoing payment;
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set up one-time EFT for incoming payments;
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change the allocation of future premium payments;
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establish a new or modify an existing automatic transfer arrangement;
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change your address, phone number or email address;

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review and update beneficiary information;
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revoke an authorized Third-Party caller from a policy; and
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request a fax of policy-related documents.
If you experience any problems reaching us by telephone, you can access the online service or send service requests to us at one of the addresses listed on the front page of this prospectus.
Online Service at www.newyorklife.com and through the New York Life Insurance Company Mobile Application
Through www.newyorklife.com or the New York Life Insurance Company Mobile Application (“mobile application”) you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. We may revoke online service for certain policyowners (See “Description of the Policy-Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com or on the mobile application, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com or the mobile application, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com or through the mobile application are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com or through the mobile application that we believe are genuine. We will confirm all transactions in writing.
Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. Transfers and allocation changes received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.
We make online service at www.newyorklife.com or through the mobile application available at our discretion. We may revoke online service for certain policyowners. In addition, availability of online service may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Currently, online service at www.newyorklife.com and the mobile application is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).
By logging in at www.newyorklife.com or through the mobile application, you can conduct a number of transactions. These include managing your investments and account details, uploading documents and forms, and downloading statements and other correspondence. You can see all of the transactions that are available to you by logging in at www.newyorklife.com or through the mobile application.
The online service www.newyorklife.com and the mobile application enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com or through the mobile application after login. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Third-Party Access to Your Account
You can authorize a third party, including a joint policyowner, to access your policy information and independently make transfers among Investment Divisions and/or the Fixed Account, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

Registered Representative Actions
You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. You may also authorize us to accept telephone instructions from your registered representative to make Interest Sweep, Dollar-Cost Averaging (DCA), and DCA Plus updates. Only your registered representative or their registered assistant can make these requests by telephone. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.
To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading and Partial Withdrawal Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.
We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and the DCA Plus Account” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Information Systems Failures And Cybersecurity Risks
NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com, or through the mobile application, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks, including ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches, including ransomware. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or through the mobile application or with the underlying funds or cause other operational issues; (ii) impact our ability to calculate accumulation unit values and policy Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks From Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or through the mobile application or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.
Funds And Eligible Portfolios
The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
Specific information regarding the Portfolios of each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-advisor; (4) current expenses; and (5) investment performance, is available in Appendix—Eligible Portfolios Available Under the Policy. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at

1-800-598-2019, or contact your registered representative, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).
The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the New York Life Investments VP Funds Trust and that was a factor in its selection.
We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC’s parent company, New York Life Insurance Company, may also receive fixed dollar payments for marketing and education support services and for the participation of investment advisers and sub-advisers in training and educational meetings, which includes the opportunity to discuss and promote their Funds.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any available Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the available Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios or available Asset Allocation Model you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolios levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The costs of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.
Investment selections should be based on a thorough investigation of all the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. As described more fully below, the Asset Allocation Models are not available for selection as of May 1, 2020. You may, however, continue to allocate all or a portion of your Cash Value to an available Asset Allocation Model, if any portion of your Cash Value is currently allocated to such a Model. For factors bearing on the continued allocation to an Asset Allocation Model, see “Management and Organization—Asset Allocation Models” below. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. You may also continue to allocate your Cash Value in accordance with an available Asset Allocation Models at no extra charge, provided you already allocated a portion of your Cash Value to such a Model.
The Investment Divisions offered through this policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, full and partial surrenders, and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the NYLI VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, full and partial surrenders, and benefit payments from the portfolio.

Reinvestment
We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.
Asset Allocation Models
We have elected to discontinue the Asset Allocation Model program. As of May 1, 2020, you were not allowed to select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Cash Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your Cash Value to such Model. We will not reallocate your Cash Value or change your premium allocation instructions in response to these changes, unless you direct us to do so. If you transfer your allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model. If you want to reallocate your Cash Value, you will need to send a transfer request to the VPSC at one of the addresses listed on the first page of this prospectus or request a transfer by any other method we make available.
Information for Policyholders Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static, meaning that the underlying Investment Divisions within each Model will not change over time, but gains and/or losses from the Funds in a Model will cause the model’s original percentages to shift. If you elected the Automatic Asset Rebalancing (“AAR”) feature, amounts allocated to a model will be rebalanced to reflect the Model’s original percentages. If you wish to rebalance your allocations more frequently than annually, or if you would like to opt out of the AAR option, you may do so at any time by calling us toll-free at 1-800-598-2019, or by notifying us in writing. See “Description of the Policy-Additional Benefits Through Riders and Options-Automatic Asset Rebalancing” for more information. In addition, the Investment Divisions and allocation percentages for a Model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Cash Value or premium reallocated.
If you wish to continue to allocate your policy’s Cash Value to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions. You, along with your registered representative, are responsible for your decision to continue to allocate your policy’s Cash Value to the Asset Allocation Models. You should continue to review the Asset Allocation Model you have selected periodically to determine whether it is still appropriate for you.
Restrictions and Transfers
Because the Asset Allocation Models do not invest in either the Fixed Account or the NYLI VP U.S. Government Money Market Investment Division, you may not elect the Interest Sweep or Expense Allocation options as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar-Cost Averaging option if you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. See “Description of the Policy-Additional Benefits Through Riders and Options-Guaranteed Minimum Accumulation Benefit Rider-Rider Eligibility and Investment Restrictions” for more information.
You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that rider. If you wish to remove funds from your current Asset Allocation Model you may do so by calling us toll-free at 1-800-598-2019, logging in online at www.newyorklife.com or through the mobile application, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Although each Investment Division within a selected Asset Allocation Model will be counted toward the maximum of 21 permitted Investment Options, all transfers into, or out of, the Investment Divisions associated with an Asset Allocation

Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elected to allocate your Net Premium payments to the DCA Plus Account, we will continue to make monthly transfers in accordance with your instructions from the DCA Plus Account into the Investment Divisions associated with the available Asset Allocation Models.
Investment Risks Associated with the Asset Allocation Models
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, could be less effective if your circumstances change over time.
In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance.
Changes to Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, Franklin Templeton Fund Adviser, LLC ("FTFA"), an indirect wholly-owned, subsidiary of Franklin Resources, Inc ("Franklin Resources"). FTFA's affiliated subadviser, Franklin Advisers, Inc. (successor by merger to, QS Investors, LLC ("QS Investors")), selected the initial composition of each Asset Allocation Model. The models are referred to herein as the “QS Models”. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the NYLI VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS Investors provided research and business support services relating to the QS Models and selected the Investment Divisions to populate each Model from information that we provided about the available Investment Divisions. We are QS Investors’ sole client with respect to the QS Models. Furthermore, QS Investors designed the QS Models for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the QS Models available for use in connection with the policy. The QS Models are designed and intended for use within the context of relationships between registered representatives and their clients. The Asset Allocation Models are no longer available for new investments.
QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors and FTFA were affiliated with the ClearBridge Variable Appreciation Portfolio, QS Investors and FTFA may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to FTFA and QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the QS Models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments was also subject to competing interests that may have impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the NYLI VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. NYLI VP Investment Divisions represent such a significant percentage of the Asset Allocation Models because they constitute a preponderance of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS and NYL Models.
The Franklin Templeton Model Portfolios
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Franklin Templeton Fund Adviser, LLC ("FTFA"), an indirect wholly-owned subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.
Conflicts of Interest Relating to the Model Portfolios
FTFA’s affiliated subadviser Franklin Advisers, Inc. (“Franklin”) selected the initial composition of each Model Portfolio. Thereafter, Franklin manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. FTFA and Franklin, have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of FTFA and/or Franklin. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.
For providing certain administrative support to FTFA and Franklin, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts.
These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. However, only FTFA and Franklin will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. Policyowners, through their direct investment in the Model

Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. FTFA and Franklin receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
FTFA and Franklin are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, FTFA is the investment adviser for the Model Portfolios and certain of the available Underlying Funds, and receives a management fee from those funds. FTFA and Franklin, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to those funds rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.
Investment Return
The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.
The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.
We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than the GMIR. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account, while each premium payment paid into the DCA Plus Account will receive one rate of interest for the entire time it is in the DCA Plus Account. Interest accrues and is credited on a daily basis.
Voting
We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.
We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.
We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. To the extent required by any applicable SEC order, any shares beneficially owned by NYLIAC or its affiliates will also be proportionately voted in accordance with those instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

Charges Associated With The Policy

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)
Deductions From Premium Payments
When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.
Sales Expense Charge
●
Target Premium—We deduct, from any premium payment, a sales expense charge based on the age of your policy and your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.
●
Premiums up to the Target Premium—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In Policy Years 11 and beyond, we currently deduct 4.25% of premium payments up to the Target Premium.
●
Premiums over the Target Premium—Once premium payments equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we currently deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and beyond.
●
Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% of any additional premiums paid in all policy years.
●
Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.
The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.
●
Payments in Excess of Target Premium
As noted above, in any given Policy Year, once the premiums you have paid exceed the Annual Target Premium Threshold, we will deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75% vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and beyond) from additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would, once again, be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and beyond) up to the Target Premium for that Policy Year.
For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:
●
If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x 0.0175 or $8.75.

●
If, instead, you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.
The difference in current sales expense charges deducted on this payment—$8.75 versus $23.75—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.
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Effect of Step-Down in Sales Expense Charges at Policy Years 6 and Beyond
As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:
●
If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:
a)
4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus
b)
1.75% of the premiums paid in excess of your Target Premium—$500 x 0.0175 or $8.75.
The total annual sales expense charge deducted in Policy Year 5 would be $56.25.
●
If, instead, you made the same annual premium payment of $1,500 in Policy Year 6, the sales expense charge would be:
a)
4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus
b)
0.75% of the premiums paid in excess of your Target Premium—$500 x 0.0075 or $3.75.
The total annual sales expense charge deducted in Policy Year 6 would be $51.25.
The difference in total annual sales expense charges deducted—$56.25 versus $51.25—is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.
As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.
State Premium Tax Charge
We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.
Federal Tax Charge
For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.
Deductions From Cash Value
Each month, we will deduct a monthly contract charge, a monthly cost of insurance charge, a Mortality and Expense Risk charge, a per thousand face amount charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation option, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.
We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Monthly Contract Charge
On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.
We currently deduct a monthly contract charge of $15 per month in Policy Years 1 through 10 and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $15 per month in all Policy Years.
Charge For Cost Of Insurance Protection
On each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:
(1)
Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;
(2)
Is the number of thousands of Life Insurance Benefit divided by 1.0032737; and
(3)
Is the number of thousands of Cash Value as of the Monthly Deduction Day (before Monthly Deduction Charges are subtracted).
The Net Amount at Risk is (2) minus (3).
The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen and may be affected by optional riders elected on the policy. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, premium payments, and any non-guaranteed Persistency Credit that we may pay (for Series 2). We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue age, gender, underwriting class, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency. In some cases, a Flat Extra charge may be deducted as part of the monthly cost of insurance charge due to an insured’s circumstances, including but not limited to, his or her medical condition, occupation, motor vehicle, or aviation record. If applicable, the amount and duration of these Flat Extras will be displayed on your Policy Data Pages. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy.
Your cost of insurance charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge for the initial Face Amount separately from the cost of insurance charge for any increase in the policy’s Face Amount. If you request and we approve an increase to your policy’s Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured’s age and circumstances at the time of the increase. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured’s issue age is 17 or younger, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table, Unismoke version. If the insured’s issue age is 18 or older and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.
Mortality And Expense Risk Charge
We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated. On each Monthly Deduction Day, we deduct a Mortality and

Expense Risk Charge from the Separate Account Value as of that day. This charge varies based on the Separate Account Cash Value and the policy duration.
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Current— We deduct a monthly Mortality and Expense Risk charge based on Separate Account Cash Value and policy duration. The current charge ranges from 0.55% per year in Policy Year 1 to as low as 0.15 in Policy Years 21 and later.
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Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.
If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.
Monthly Per Thousand Face Amount Charge
We currently deduct a monthly per thousand face amount charge during the first 10 Policy Years that varies based on risk class, gender, issue age, policy duration, and Face Amount. We guarantee that the monthly per thousand face amount charge will never exceed $1.56863 per thousand face amount during the first 20 Policy Years and will be $0 thereafter. We calculate the monthly per thousand face amount charge (including its duration) for the initial Face Amount separately from the monthly per thousand face amount charge for any increase in the policy's Face Amount.
Rider Charges
Each month, we deduct any applicable charges for any optional riders you may have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)
Expense Allocation Option
With the Expense Allocation option, you choose how to allocate the Monthly Deduction Charges from your Cash Value. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the NYLI VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.
If the values in the NYLI VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.
Because the available Asset Allocation Models do not invest in either the Fixed Account or the NYLI VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.
Separate Account Charges
Charges For Federal Income Taxes
We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the accumulation unit value. The accumulation unit value reflects the investment advisory fees and other expenses that are deducted on each Valuation Day from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.
Transaction Charges
Surrender Charges
The surrender charge is in addition to the Sales Expense Charge. Your policy may be subject to a surrender charge if you take any of the following actions during the first 10 policy years:
(a)
You fully surrender your policy;
(b)
You request a Face Amount decrease;
(c)
You request a partial surrender that results in a Face Amount decrease; or
(d)
You request a change to your Life Insurance Benefit Option that results in a Face Amount decrease.
In addition, if you request an increase to the Face Amount of your policy, a new set of surrender charges and a new Surrender Charge Period will apply to the amount of the increase for the first 10 years after the increase is made.
The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.
Policy Year	Percentage Applied
1	94%
2	89%
3	84%
4	80%
5	75%
6	62%
7	49%
8	36%
9	23%
10	10%
11+	0%
For example, a Male insured age 40, Preferred class, with a planned annual premium of $3,500 and a Surrender Charge Premium of $6,270 for a Face Amount of $250,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $1,750 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge in this example is calculated as the lesser of (a) or (b) as follows:
(a) = 50% of $3,500 = $1,750; and
(b) = 94% of Surrender Charge Premium = $5,893.80.
Since (a) is less than (b), the Surrender Charge would be $1,750.
If the policy remains in force, no Surrender Charge is assessed.
Surrender Charges On Transactions Resulting In A Face Amount Decrease
If, during the surrender charge period, you request (i) a Face Amount decrease, (ii) a partial surrender that results in a Face Amount decrease, or (iii) a change in your Life Insurance Benefit Option that results in a Face Amount decrease, we will deduct a surrender charge if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.
EXAMPLE – Insured Age 40
Face Amount Prior to Decrease	$500,000
Amount of Decrease	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030
Surrender Charge Deducted	$250
Surrender Charges After A Face Amount Increase
If you increase your policy’s Face Amount (other than an increase resulting from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in Face Amount. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule applicable at policy issue will continue to apply to the original Face Amount of your policy.
If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:
(1)
based on the surrender charge associated with the last increase in Face Amount;
(2)
based on each prior increase, in the reverse order that the increases occurred; and
(3)
based on the initial Face Amount.
Partial Surrender Fee
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.
Transfer Fee
We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.
Loan Charges
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans minus 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans minus 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)
Rider Charges
A monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Intermediate No-Lapse Guarantee Rider, the Life Extension Benefit Rider (beginning at age 90), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider, or the Waiver of Specified Premium Rider. See “Table of Fees and Expenses” for more information.
●
The current periodic charges for the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Life Extension Benefit Rider, the Accidental Death Benefit Rider, the Waiver of Specified Premium Rider, and the Term Insurance on Other Covered Insured Rider will vary based on the characteristics of the insured.
●
The current annual charge rate for the Guaranteed Minimum Accumulation Benefit Rider will be set by us, at least once a year.
●
The current and maximum charges for the Intermediate No Lapse Guarantee Rider are $0.01 per thousand of the Face Amount of your policy.
A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. The current one-time fee to elect the benefit for Insurance Exchange and the Overloan Protection Riders will vary.
●
The current one-time fee for the Insurance Exchange Rider is based on 103% of the excess amount of the Cash Surrender Value of the new policy over the Cash Surrender Value of the existing policy at the time of exercise. If there is no excess amount, the one-time fee will not be charged.
●
The current one-time fee for the Overloan Protection Rider is based on a percentage of the Cash Value and the attained age of the Insured.
●
The current one-time fee for the Living Benefits Rider is $150.
The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See “Table of Fees and Expenses” for more information about specific charges for the riders.
Commissions Paid To Dealers
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this Policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.5% per year. (This figure is based on planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male issue age 40, issued Preferred, with an initial face amount of $250,000 and Life Insurance Benefit Option 1.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Commissionable Target Premium in Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3-4, 6.5% in Policy Years 5-6, 6% in Policy Years 7-10 and 3.5% in Policy Years 11-15, plus 3% of premiums paid in excess of such amount in Policy Years 1-15. Broker-dealers may also receive additional asset-based fees of 0.08% in Policy Years 11 and beyond.
The commissions, service fees and other compensation described above is not deducted directly from your policy’s cash value. Rather NYLIAC and its affiliates pay these expenses from the Sales Expense Charges, other charges under the policies and other resources.

Description Of The Policy

The Parties
There are three important parties to the Policy: the policyowner(s), the insured, and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.
POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:
●
increase/decrease the Face Amount
●
choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)
●
elect/add/delete riders
●
change a beneficiary
●
choose/change underlying Investment Options
●
take a loan against or take a partial surrender from the Cash Surrender Value of the policy.
The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.
INSURED: The person whose life is insured under the policy. This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.
BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.
Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
The Policy
The policy provides life insurance protection on the named insured. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured dies.
The policy offers:
1.
flexible premium payments where you decide the timing and amount of the payment;
2.
a choice of three Life Insurance Benefit Options;
3.
access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits);
4.
the ability to increase or decrease the policy’s Face Amount of insurance (within limits);
5.
a no-lapse guarantee that the policy will not lapse during the first 10 Policy Years so long as the specified minimum premiums have been paid and it passes the No Lapse Guarantee Premium Test;

6.
additional benefits through the use of optional riders; and
7.
a selection of premium allocation options, consisting of the available Investment Divisions , a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you have already allocated a portion of your policy’s Cash Value to such a Model.
How The Policy is Available
The policy is available as a Non-Qualified Policy. At times, NYLIAC may make the policy available as a Qualified Policy to new participants of existing Qualified Plans. Qualified Policies are issued on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified Policies. The policy is only available on the basis of full medical underwriting.
Policy Premiums
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)
Cash Value
The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:
●
the amount and frequency of the premium payments;
●
the investment experience of the Investment Divisions you choose;
●
the interest credited on the amount in the Fixed Account and DCA Plus Account;
●
any non-guaranteed Persistency Credits that we may pay (for Series 2);
●
the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and
●
the amount of charges we deduct.
The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)
Investment Divisions, The Fixed Account and the DCA Accounts
We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Appendix: Eligible Portfolios Available Under the Policy” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the available Investment Divisions, the Fixed Account and/or DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You may also continue to allocate your Net Premium payments to an available Asset Allocation Model at no extra charge, provided you have already allocated a portion of your policy’s Cash Value to such a Model. If you do so, each Investment Division within the Asset Allocation Model selected will be counted toward the maximum of 21 permitted Investment Options.

Non-guaranteed Persistency Credit (For Series 2 Only)
Policies applied for on or after May 1, 2016 may be eligible to receive a persistency credit. Beginning in Policy Year 16 on your Persistency Credit Start Date (as specified in your Non-Guaranteed Persistency Credit Endorsement Data Page), we may apply a persistency credit to the policy’s Cash Value on each Monthly Deduction Day.
If the persistency credit is paid, it will be calculated on each Monthly Deduction Day as follows:
1.
After Net Premiums are applied and any loan, transfer or surrender requests are processed, but before Monthly Deduction Charges are deducted, and
2.
As a percentage up to the Maximum Persistency Credit Percentage (monthly rate) (as specified in your Non-Guaranteed Persistency Credit Endorsement Data Page), multiplied by your policy's Cash Value, excluding the portion of the Fixed Account that is securing any unpaid loan(s).
The persistency credit that we expect to pay on a monthly basis is 0.02916% (0.35% annualized) of the unloaned portion of your policy’s Cash Value. If it is paid, it will be applied proportionally to the Cash Value in each of the Investment Divisions and the unloaned portion of the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium.
If paid, the persistency credit will end when your policy ends or is terminated. See “Termination and Reinstatement” for more information.
Your policy’s persistency credit is not guaranteed except in New York, and we may discontinue the feature at any time. For more information on the persistency credit, please contact your registered representative. Policies applied for before May 1, 2016 are not eligible for the persistency credit.
Amount In The Separate Account
We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.
We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.
Amount In The Fixed Account and the DCA Plus Account
You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date.
The amount you have in the Fixed Account and/or DCA Plus Account equals:
(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;
plus
(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);
plus
(3) any interest credited to the Fixed Account and/or DCA Plus Account;
plus
(4) any non-guaranteed Persistency Credit that we may pay to the Fixed Account and/or DCA Plus Account (for Series 2);
less
(5) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;
less
(6) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less
(7) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.
Transfers Among Investment Divisions, The Fixed Account and the DCA Plus Account
You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the available Investment Divisions (90 of which are available to all investors), the Fixed Account and/or the DCA Plus Account. You may also continue to allocate your policy's Cash Value to an available Asset Allocation Model, provided you have already allocated a portion of your policy's Cash Value to such a Model. Your choice of Investment Options may be limited if you elect certain benefits or riders. If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See "The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.")
You can request a transfer under the following conditions:
●
Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.
During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these Fixed Account maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.
●
Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.
Minimum transfer limitations do not apply on transfers made from the DCA Plus to the Investment Divisions or the Fixed Account.
●
Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen. (This will apply even in cases where you have reached the Maximum Transfer amount outlined above).
●
Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.
●
How to request a transfer:
(1)
submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
(2)
speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(3)
make your request online by logging into www.newyorklife.com or through the mobile application.
We do not currently accept faxed or e-mailed transfer requests; however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)
Limits On Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
●
reject a transfer request from you or from any person acting on your behalf
●
restrict the method of making a transfer
●
charge you for any redemption fee imposed by an underlying Fund
●
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests transfers - either by telephone or electronically - into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the NYLI VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the NYLI VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Standing allocation instructions into a Fund that has restricted your trading, including in any of the Dollar Cost Averaging programs, will also be rejected, reversed or modified until further allocation instructions are received from you. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
●
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
●
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
●
Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.
●
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on Portfolio management, such as:
a)
impeding a Portfolio manager’s ability to sustain an investment objective;
b)
causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Eligible Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Additional Benefits Through Riders And Options
Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Guaranteed Minimum Death Benefit Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider, Overloan Protection Rider and Guaranteed Minimum Accumulation Benefit Rider can be elected only on the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. As of January 1, 2020, the Intermediate No-Lapse Guarantee Rider is no longer available for election. You may not elect both the Guaranteed Minimum Death Benefit Rider and the Intermediate No-Lapse Guarantee Rider. In addition, you may not elect both the Monthly

Deduction Waiver Rider and the Waiver of Specified Premium Rider. Dollar-Cost Averaging, Dollar-Cost Averaging Plus Account (only available at issuance of the policy), Automatic Asset Rebalancing, Interest Sweep and Expense Allocation are options that are available without any additional ongoing costs. See “State Variations and Rider Availability” for a list of riders or options (if any) that are not available in your state. Please note that the examples provided below are intended to illustrate the operation of the riders. The rates and values actually applicable to your policy will vary from those presented.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar-Cost Averaging
Dollar-Cost Averaging is a
systematic method of
investing that allows you to
purchase shares of the
Investment Divisions at
regular intervals in fixed
dollar amounts so that the
cost of your shares is
averaged over time.
Optional
•Dollar-Cost Averaging does
not assure growth or
protect against a loss in
declining markets.
•Dollar-Cost Averaging is
not available when the
DCA Plus Account is
elected.
•You may not make
Dollar-Cost Averaging
transfers from the Fixed
Account, but you can make
Dollar-Cost Averaging
transfers into the Fixed
Account.
•Your cash value must be
$2,500 or more to elect
Dollar-Cost Averaging and
it will be automatically
suspended if the Cash
Value is less than $2,000
on a transfer date.
•You may not elect
Dollar-Cost Averaging if
you have chosen
Automatic Asset
Rebalancing or if you have
selected an Asset
Allocation Model as your
premium allocation.

Dollar-Cost Averaging Plus Account
The DCA Plus Program
allows you to make regular
periodic allocations from the
DCA Plus Account into the
Investment Divisions and/or
Fixed Account over the
twelve-month period
following the Initial Premium
Transfer Date. The DCA Plus
Account will credit interest to
the amount in the account at
a rate, which we declare
periodically, in advance, and
at our sole discretion, but the
rate will never be less than
Optional
•Use of the DCA Plus
Account does not assure
growth or protect against
loss in declining markets.
•The DCA Plus Account
must be elected at the time
your policy is issued.
•Because the entire initial
Premium is not in the DCA
Plus Account for the full
year, the annual effective
rate will not be achieved.
•The entire initial Net
Premium, which must be a
minimum of $1,000, must

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
the GMIR.
be allocated to the DCA
Plus Account.
•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA Plus
Account is closed.
•The DCA Plus Account will
close automatically 12
months following the Initial
Premium Transfer Date, or
such time that the balance
in the DCA Plus Account
on a DCA Plus Transfer
Date falls below $100,
whichever is sooner.
•You cannot make transfers
into the DCA Plus Account.

Automatic Asset Rebalancing
Automatically rebalances the
amount you have in the
Separate Account on a
schedule you select among
the Investment Divisions to
maintain a predetermined
percentage invested in the
Investment Division(s) you
have selected.
Optional
•Your Separate Account
Value must be at least
$2,500 to elect this option.
We will suspend this option
automatically if the
Separate Account Value is
less than $2,000 on a
rebalancing date.
•You may not elect
Automatic Asset
Rebalancing if you have
chosen Dollar-Cost
Averaging or the
Dollar-Cost Averaging Plus
Account.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	Optional
•The value in the Fixed
Account must be at least
$2,500 to elect this option
and it will be automatically
suspended if the amount in
the Fixed Account falls
below $2,000.
•You cannot use this option
if you have instructed us to
pay any part of your policy
charges from the Fixed
Account or if your Cash
Value is allocated
exclusively to an Asset
Allocation Model.
•You cannot use this option
with the Dollar-Cost
Averaging Plus Account.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

•If you want to use this
option and allocate your
charges, your charges
must be allocated to the
NYLI VP U.S. Government
Money Market Investment
Division.
•An Interest Sweep transfer
cannot cause more than
the greater of (i) $5,000 or
(ii) 20% of the amount you
have in the Fixed Account
at the beginning of the
Policy Year to be
transferred from the Fixed
Account.

Expense Allocation Option	You can choose how to allocate certain Monthly Deduction Changes from your Cash Value.	Optional
•Expense Allocation is only
available from the Fixed
Account or the NYLI VP
U.S. Government Money
Market Investment Division.
•Cannot be used if your
Cash Value is allocated
exclusively to an Asset
Allocation Model.

Ten-Year No Lapse Guarantee
This ensures that your policy
will remain in effect during
the Ten-Year Guarantee
Period, provided that your
policy premium payments
satisfy the No Lapse
Guarantee Premium Test on
each Monthly Deduction Day.
This benefit prevents your
policy from lapsing during the
Guarantee Period, regardless
of your account performance.
Standard
•The no-lapse guarantee
will end on the tenth policy
anniversary.
•The No Lapse Guarantee
will become inactive before
the end of the Guarantee
Period if, on any Monthly
Deduction Day, your
premium payments do not
pass the No Lapse
Guarantee Premium Test.

Guaranteed Minimum Death Benefit (GMDB) Rider
This rider guarantees that
your policy will not lapse
even if the policy’s Cash
Surrender Value is
insufficient to cover the
current Monthly Deduction
Charges by waiving all policy
charges that exceed the
Available Cash Value. (This
is a type of Rider-Based
No-Lapse Guarantee).
Optional
•The rider could only have
been elected at issue and
could not be elected if the
INLG rider was elected.
•The rider requires you to
make certain premium
payments into the policy.
•During the first ten policy
years, this rider’s waiver of
charges will replace any
benefit under the policy’s
no-lapse guarantee.
•While Monthly Deduction
Charges are being waived

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
under the Monthly Deduction Waiver rider, you will not be charged for, or receive any benefit under, this rider. •The waiver of charges will not extend beyond age 100.
Intermediate No Lapse Guarantee (INLG) Rider
Guarantees that the policy
will not lapse, even if the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges, as long
as the rider is in effect and
the benefit period has not
expired.
Optional
•This rider could only have
been elected at issue and
could not be elected if the
GMDB rider was elected.
•This rider requires that you
make certain premium
payments into your policy.
•During the first ten policy
years, this rider’s waiver of
charges will replace any
benefit under the policy’s
no-lapse guarantee.
•Expires at the earlier of a)
the 20th policy anniversary
or (b) the policy
anniversary on which the
insured reaches attained
age 80.

Living Benefits Rider (filed as Accelerated Death Benefits Rider)	Advances a portion of the Life Insurance Benefit Proceeds benefit upon Insured having a life expectancy of 12 months or less.	Optional
•Minimum accelerated
benefit payment is
$25,000.
•Maximum accelerated
benefit payment t is
$250,000 (total for all
NYLIAC and affiliated
companies’ policies).
•If you accelerate less than
100% of the eligible
proceeds, the remaining
Face Amount of your policy
after we pay this benefit
must be at least $50,000.
We do not permit any
subsequent acceleration.
•A payment under this rider
will reduce your policy’s
Face Amount, rider death
benefits, Monthly
Deductions Charges, Cash
Value, and any unpaid
policy loan.
•There is a $150
administrative fee to

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
exercise the rider. •Not available on Qualified Policies.
Life Extension Benefit Rider	This rider provides that on the policy anniversary on which the insured is age 100, the death benefit will continue to be the Life Insurance Benefit (rather than the Cash Value).	Optional	•Only available to insureds who are Issue Age 0-75. •The monthly charge will be deducted beginning on the policy anniversary on which the insured is 90.
Spouse’s Paid-Up Insurance Purchase Option Rider	Allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.	Optional
•The maximum Face
Amount of the spouse’s
new paid-up whole life
policy is the lesser of
(1) the maximum amount
of the Life Insurance
Benefits Proceeds (before
any unpaid loan is
deducted), or (2)
$5,000,000.

Accidental Death Benefit Rider	This rider provides an additional death benefit if the primary insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.	Optional
•Only available to insureds
who are Issue Age 0-65.
•We will pay the additional
death benefit only if the
primary insured dies within
one year of such accident.
•No benefit is payable under
the rider if the death of the
insured occurs before the
insured’s first birthday or
after the policy anniversary
on which the insured is age
70.

Children’s Insurance Rider	Provides a level term insurance benefit on a child, stepchild, or legally adopted child (“covered child”).	Optional
•Only available to insureds
who are Issue Age 16-50.
•No child is covered until the
15th day after birth.
•Covered child cannot be
older than 18 at the time of
issue.
•Coverage ends on the
policy anniversary when
the child is age 25 or the
primary insured is or would
have been age 65.

Guaranteed Insurability Rider	Provides right to increase Face Amount or purchase new policy without evidence of insurability on specified option dates.	Optional	•Only available to insureds who are Issue Age 0-43. •Additional insurance amount cannot be less than $10,000 or more than

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

the Option Amount of the
rider. The Option Amount
must be selected at the
time the rider is issued,
and it cannot exceed the
lesser of $150,000 or a
multiple of the initial Face
Amount.
•Face Amount increases or
the purchase of a new
policy are limited to
scheduled option dates
and alternate option dates
only.
•Rider ends at age 46.

Insurance Exchange Rider	This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy.	Standard
•Not included if the GMAB
Rider is elected.
•You must provide evidence
of insurability on the new
insured and have an
insurable interest in the
new insured.
•You may be required to
make a payment to
exercise this rider.
•Exercising this rider will
have tax consequences.
•This rider may be
exercised only once.

Monthly Deduction Waiver Rider
This rider provides for the
waiver of Monthly Deduction
Charges if the insured
becomes totally disabled for
at least six consecutive
months. We will waive your
Monthly Deduction Charges
as long as the disability
continues.
Optional
•Only available to insureds
who are Issue Age 0-59.
•If disability begins after
age 60 and before age 65,
Monthly Deduction
Charges will be waived to
age 65.
•If there is no disability at
all, the rider ends at age
65.
•If you elect this rider, you
may not elect the Waiver of
Specified Premium rider.
•We require proof from time
to time that the insured is
totally disabled.

Term Insurance on Other Covered Insured (OCI) Rider	Provides term insurance on one or more members of the primary insured’s immediate family.	Optional	•The term insurance under this rider ends when the primary insured dies, if the base policy ends, or when the primary insured is age 100.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
•The minimum amount of term insurance that you can apply for under the rider is $25,000.
Overloan Protection Rider
When activated, the
Overloan Protection Rider
guarantees that your policy
will not lapse even if: (1) the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges or (2) the
policy’s outstanding loans
plus accrued loan interest
exceed its Cash Value.
Standard if the Guideline Premium Test is elected as the policy’s Life Insurance Qualification Test (Subject to state availability)
To activate this rider, the
following conditions must be
met:
•The policy must be in effect
for at least 15 years.
•The insured must be at
least age 75.
•The Life Insurance Benefit
Option elected under the
base policy is Option 1.
•Any outstanding loan plus
accrued loan interest
exceeds the Face Amount
of the policy in effect at the
time of activation.
•Any outstanding loan plus
accrued loan interest must
be less than 99% of the
policy Cash Value after the
deduction of any surrender
charges and the one-time
rider charge.
•Activation of the rider
cannot cause the policy to
violate the GPT at any
duration.
•Cumulative partial
surrenders taken must be
no less than the total
premiums paid under the
policy.
•The policy is not a modified
endowment contract (MEC)
and would not become a
MEC upon activation of the
rider. (For a discussion of
these rules, see “Federal
Income Tax
Considerations—Modified
Endowment Contract
Status”).
•Activation results in certain
changes to your policy,
including changes to the
face amount and Life
Insurance Proceeds. In
addition, all other riders

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

(with the exception of the
Spouse’s Paid-Up
Insurance Purchase Option
Rider) will end, all Cash
Value will be transferred to
the fixed account, and your
ability to make other policy
changes will be limited.

Waiver of Specified Premium (WSP) Rider
This rider will pay, on each
Monthly Deduction Day, a
specified premium amount
(the “WSP Amount”) into the
policy if the insured suffers
from a total disability (lasting
at least six (6) consecutive
months) while the WSP Rider
is in force.

We will pay the WSP Amount
until: (a) the period of total
disability ends; (b) the policy
anniversary on which the
insured is age 65; or (c) the
policy ends or is
surrendered, whichever
comes first. Monthly WSP
rider charges are waived
during any period when the
WSP Amount is being paid.
Optional (Subject to state availability)
•Only available to insureds
who are issue age 0-59.
•The WSP Rider ends on
the earlier of any of the
following events: when the
policy ends, when the
policy is surrendered, or on
the policy anniversary on
which the insured is age
65.
•Payment of the WSP
Amount does not
guarantee that your policy
will not lapse.
•While you are on claim, we
will also continue to deduct
applicable Monthly
Deduction Charges.
•You may be required to pay
additional premiums during
a period of total disability
to maintain the policy in
force.
•The WSP Amount cannot
be greater than $12,500 on
a monthly basis.
•If you elect this rider, you
may not elect the Monthly
Deduction Waiver rider.

Guaranteed Minimum Accumulation Benefit Rider
Provides a guarantee that at
the end of the 12th Policy
Year, your Separate Account
Value will not be less than
the value of the GMAB
Account minus any unpaid
loans and accrued loan
interest (“Adjusted GMAB
Account Value”). The rider
provides protection against
decreases in the policy’s
Separate Account Value due
to negative investment
performance.
Optional
•Only available at issue.
•Only available to insureds
who are Issue Age 0-75.
•This Rider may not be a
benefit to you if all or most
of your cash value is
allocated to the Fixed
Investment Options.
•You must have 100% of
your cash value allocated
to the GMAB Allocation
Alternatives.
•The Rider does not
guarantee a return of

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

principal.
•This Rider will provide no
benefit if you surrender the
policy (or cancel the Rider)
or the insured dies before
the end of the 12th Policy
Year.
•This Rider also provides no
benefit if the policy lapses,
even if the Adjusted GMAB
Account Value is greater
than the Separate Account
Value.
•Cannot be elected if the
Cash Value Accumulation
Test is elected.

●
Dollar-Cost Averaging
Dollar-Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.
You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you can make Dollar-Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).
You can elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.
To set up Dollar-Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar-Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.
You may cancel the Dollar-Cost Averaging option at any time. To cancel the Dollar-Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Rebalancing or if you have previously selected an available Asset Allocation Model as your premium allocation. However, you have the option of alternating between Dollar-Cost Averaging and Automatic Asset Rebalancing. Dollar-Cost Averaging is not available when the DCA Plus Program is in place.
●
Dollar-Cost Averaging Plus Account (May Be Discontinued At Any Time)
The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. If you have previously selected an available Asset Allocation Model, we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that model. Subsequent premium payments received during the twelve-month DCA Plus period will be allocated similarly unless you direct us otherwise.
The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate, but will never be less than the GMIR. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues and is credited on a daily basis. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.
If you elect to participate in this program, a minimum of $1,000 of the initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar-Cost Averaging or Interest Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the balance in the DCA Plus Account on a transfer date falls below $100, whichever is sooner.
Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthiversary of the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

Monthly Anniversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthiversary)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%
The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2025 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2025, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2025 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.
You cannot make transfers into the DCA Plus Account.
Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.
You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you (including any available Asset Allocation Model you have chosen). We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.
●
Automatic Asset Rebalancing (AAR)
If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account and DCA Plus Account are excluded from AAR.
We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You can elect this option if your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.
You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.
●
Interest Sweep
You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the NYLI VP U.S. Government Money Market Investment Division.
You can request Interest Sweep in addition to either the Dollar-Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar-Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.
If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place. Because the available Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.
●
Expense Allocation Option
At any time, you can choose how to allocate certain Monthly Deduction Charges from your Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Expense Allocation is only available from the Fixed Account or the NYLI VP U.S. Government Money Market Investment Division. Because the available Asset Allocation Models do not invest in either the Fixed Account or the NYLI VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.
●
Guaranteed Minimum Death Benefit (GMDB) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges by waiving all policy charges that exceed the Available Cash Value. During the first 10 Policy Years, the rider’s waiver of charges will replace any benefit under the policy’s no-lapse guarantee. This rider requires that you make certain premium payments into your policy. If these payments are not made, the rider will lapse. While Monthly Deduction Charges are being waived under the Monthly Deduction Waiver rider, you will not be charged for, or receive a benefit under, this rider. (See “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based No Lapse Guarantees—Guaranteed Minimum Death Benefit (GMDB) Rider.”) You may cancel this rider at any time by sending us a signed written notice in Good Order. This rider will end on the Monthly Deduction Day on or following receipt of your request. This rider will also end if the policy ends; the rider has reached is Expiry Date; or if the payment required to satisfy the GMDB Premium Test has not been met.
Example: The following illustrate how the GMDB Premium Test is performed and the GMDB Benefit for a Representative Insured (Male, Age 40, Preferred rating) on a policy with $250,000 of Face Amount, Life Insurance Benefit Option 1, and a Monthly GMDB Premium (“MGP”) of $323. If the GMDB Premium Test is greater than the GMDB Required Premium, the Test is passed.
Policy Month	Monthly Premiums Paid	(a) Cumulative Premiums Paid to Date	(b) Amount of any partial surrenders and any associated processing fees	(c) Any outstanding policy loan and accrued loan interest	GMDB Premium Test ((a) – (b + c) + 1 MGP)	GMDB Required Premium	GMDB Premium Test Passed?
1	$300	$300	$0	$0	$623	$323	Yes
2	$300	$600	$0	$0	$923	$646	Yes
3	$300	$900	$0	$0	$1,223	$969	Yes
4	$100	$1,000	$0	$0	$1,323	$1,292	Yes
5	$0	$1,000	$0	$0	$1,323	$1,616	No

Policy Month	Cash Value	Available Cash Value	Surrender Charge	Cash Surrender Value	Monthly Deduction Charges	GMDB Premium Test Passed?	GMDB Keeps Policy Inforce?
1	$250	$250	$150	$50	$50	Yes	No
2	$350	$350	$300	$0	$50	Yes	No
3	$350	$350	$450	-$150	$50	Yes	Yes
4	$400	$400	$500	-$150	$50	Yes	Yes
5	$450	$450	$500	-$100	$50	No	Policy Enters Late Period
●
Intermediate No Lapse Guarantee (INLG) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges. The INLG rider will waive all policy charges that exceed the policy’s Available Cash Value until the earlier of: (a) the 20th policy anniversary or (b) the policy anniversary on which the insured reaches attained age 80. During the first 10 Policy Years, the rider’s waiver of charges will replace any benefit under the policy’s embedded no-lapse guarantee. This rider requires that you make certain premium payments—the Monthly Intermediate No-Lapse Guarantee (INLG) Premium—into your policy to keep the rider in force. The amount of the Monthly INLG Premium varies by policy and is listed on your Rider Data Page and is subject to change if you modify your policy or attached riders. If these payments are not made, the rider will lapse. We perform an INLG Premium Test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. If, however, your Monthly Deduction Charges are being waived under the separate Monthly Deduction Waiver rider, you will receive benefits under that rider and you will not be charged for, or receive a benefit under, this rider. (See “Termination and Reinstatement—No Lapse Guarantees—Rider-Based No Lapse Guarantees—Intermediate No-Lapse Guarantee (INLG) Rider.”) You may cancel this rider at any time by sending us a signed written notice in Good Order. This rider will end on the Monthly Deduction Day on or next following receipt of your request. This rider will also end if the policy ends; the rider has reached its Expiry Date; or if the payment required to satisfy the INLG Premium Test has not been met.
Example: The following illustrate how the INLG Premium Test is performed and the INLG Benefit for a Representative Insured (Male, Age 40, Preferred rating) on a policy with $250,000 of Face Amount, Life Insurance Benefit Option 1, and a Monthly INLG Premium (“MIP”) of $233. If the INLG Premium Test is greater than or equal to the INLG Required Premium, the Test is passed.
Policy Month	Monthly Premiums Paid	(a) Cumulative Premiums Paid to Date	(b) Amount of any partial surrenders and any associated processing fees	(c) Any outstanding policy loan and accrued loan interest	INLG Premium Test ((a) – (b + c) + 1 MIP)	INLG Required Premium	INLG Premium Test Passed?
1	$200	$200	$0	$0	$433	$233	Yes
2	$200	$400	$0	$0	$633	$465	Yes
3	$200	$600	$0	$0	$833	$698	Yes
4	$100	$700	$0	$0	$933	$931	Yes
5	$0	$700	$0	$0	$933	$1,164	No

Policy Month	Cash Value	Available Cash Value	Surrender Charge	Cash Surrender Value	Monthly Deduction Charges	INLG Premium Test Passed?	INLG Keeps Policy Inforce?
1	$200	$200	$100	$100	$50	Yes	No
2	$250	$250	$200	$50	$50	Yes	No
3	$250	$250	$300	-$50	$50	Yes	Yes
4	$300	$300	$350	-$50	$50	Yes	Yes
5	$250	$250	$350	-$100	$50	No	Policy Enters Late Period
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Living Benefits Rider (filed as Accelerated Benefits Rider): Under this rider, if the insured has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider to have it included in your policy. This election can be made at any time. This rider is not available on Qualified Policies.
You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.
You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	—	Administrative fee (up to $150)	—	Elected percentage of an unpaid policy loan
Minimum accelerated benefit amount: $25,000.
Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).
If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.
When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.
Amounts received under this rider generally will be excludable from your gross income under IRC Section 101 (g). The exclusion from gross income will not apply, however, if you are not the insured and if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.
Example: The following illustrates the benefit available under the Living Benefits Rider, assuming: (1) an Elected Accelerated Benefit of 100% and 50%, respectively; (2) Eligible Proceeds and Face Amount of $250,000; (3) an Interest Factor of 0.9434; (4) an Administrative Fee of $150; and an (5) Outstanding Loan of $5,000:
Elected Percentage	Eligible Proceeds	Interest Factor	Administrative Fee	Elected Percentage x Outstanding Loan	Total Accelerated Benefit Available ((1)x(2)x(3)) - (4) - ((1)x(5))
100%	$250,000	0.9434	$150	$5,000	$230,700
50%	$250,000	0.9434	$150	$2,500	$115,275
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Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured is age 100, the Life Insurance Benefit that is payable upon the insured’s death will continue to equal the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the insured is age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90. You can cancel this rider by sending us a signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.
Example: The following illustrates the benefit available under the Life Extension Benefit Rider, assuming a Policy Face Amount of $250,000 issued on Insured (Male, Age 40, Preferred Nonsubstandard Rating) with Life Insurance Benefit Option 1 (Face Amount), assuming a return on the Separate Account of 0% and annual premiums of $5,550 paid through Policy Year 60.

Policy Year	Attained Age of the Insured	LER Charge	Cash Value (reflecting LER Charge)	Life Insurance Benefit with LER	Cash Value with no LER	Life Insurance Benefit with no LER
51	90	$2,592	$171,505	$250,000	$174,185	$250,000
52	91	$2,938	$167,172	$250,000	$173,121	$250,000
53	92	$3,342	$161,586	$250,000	$171,536	$250,000
54	93	$3,940	$154,137	$250,000	$169,171	$250,000
55	94	$4,699	$144,329	$250,000	$165,889	$250,000
56	95	$5,738	$131,286	$250,000	$161,416	$250,000
57	96	$7,145	$113,866	$250,000	$155,444	$250,000
58	97	$9,089	$90,384	$250,000	$147,544	$250,000
59	98	$11,836	$58,310	$250,000	$137,127	$250,000
60	99	$15,801	$13,888	$250,000	$123,359	$250,000
61	100	$0	$14,305	$250,000	$123,174	$123,174
62	101	$0	$14,734	$250,000	$122,989	$122,989
63	102	$0	$15,176	$250,000	$122,805	$122,805
64	103	$0	$15,632	$250,000	$122,621	$122,621
65	104	$0	$16,101	$250,000	$122,437	$122,437
66	105	$0	$16,584	$250,000	$122,253	$122,253
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Spouse’s Paid-Up Insurance Purchase Option Rider: This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.
The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:
(1)
the maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or
(2)
$5,000,000.
If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2,500,000).
If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.
Example: The following illustrates the benefit available under the Spouse’s Paid-Up Insurance Purchase Option Rider, assuming a policy with a Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $1,000,000 and a request by a Representative Spouse (Male, Age 70, Standard rating) for a new paid-up whole life insurance policy of $100,000 and $500,000 with a Net Single Premium per thousand (NSP) of $772.86:

Policy Proceeds	Requested Paid-Up Insurance Benefit	NSP for Paid-Up Insurance	Policy Premium for Paid-Up Insurance	Net Policy Proceeds
$1,000,000	$100,000	$772.86	$77,286	$1,000,000 - $77,286 = 922,714
$1,000,000	$500,000	$772.86	$386,430	$1,000,000 - $386,430 = 613,570
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Accidental Death Benefit Rider: This rider provides an additional death benefit if the primary insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the primary insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.
Example: If a policy had a Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $250,000 and an Accidental Death Benefit of $50,000, the Life Insurance Benefit paid upon the accidental bodily injury of the Primary Insured (subject to the assumptions and restrictions above) would be $300,000.
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Children’s Insurance Rider: This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”). A covered child who is proposed and accepted for coverage can be no older than age 18 at the time of issue. However, no child is covered under this rider until the 15th day after birth.
If the primary insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.
When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.
The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:
●
The policy anniversary on which the covered child is age 25; or
●
The policy anniversary on which the primary insured, is, or would have been, age 65.
Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum Face Amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.
Example: The following illustrates the benefit available under the Children’s Insurance Rider, assuming 5 units of insurance coverage ($5,000 of Rider Face Amount) issued on a female child of the Insured, Age 12, for a rider charge of $2.25 per month ($27 annually) who dies at the beginning of Policy Year 10 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$27	$27	$0
2	$27	$54	$0
3	$27	$81	$0
4	$27	$108	$0
5	$27	$135	$0

6	$27	$162	$0
7	$27	$189	$0
8	$27	$216	$0
9	$27	$243	$0
10	$0	$243	$5,000
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Guaranteed Insurability Rider: This rider allows you to purchase additional insurance coverage on the primary insured, on a scheduled option date or alternate option date, without providing any evidence of insurability. Scheduled option dates are the policy anniversaries on which the primary insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternate option date is the Monthly Deduction Day on or following the date that is three months after any of these events:
●
the marriage of the primary insured;
●
the birth of a living child to the primary insured; or
●
the legal adoption of a child by the primary insured.
If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternate option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternate option date occurs, we will automatically provide term insurance for for the three-month period between the event and the alternate option date. If you purchase additional insurance coverage on an alternate option date, you may not purchase additional insurance coverage on the next scheduled option date.
To exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the Option Amount of the rider, as shown on the Policy’s Data Pages. The Option Amount must be selected at the time the rider is issued, and it cannot exceed the lesser of $150,000 or a multiple of the policy’s initial Face Amount based on the Primary insured's age when the policy was Issued. The multiples are set forth below:
Age At Issue	Multiple
0-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount
This rider will end on the policy anniversary on which the Primary insured is age 46. However, if any of the events that trigger an alternate option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.
Example: If a policy had an original Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $70,000, the Insured was 30 years old at time of Policy Issue, the Policyowner selected the maximum Option Amount available (the lesser of $150,000 or 2 times the initial Face Amount, in this case, $140,000) and takes the maximum Option Amount of the additional insurance coverage at each of the scheduled option dates, the Face Amount of the Policy would be $910,000 at age 46.

Age of Insured	Face Amount	Option Amount	Face Amount After Election
31	$70,000	$140,000	$210,000
34	$210,000	$140,000	$350,000
37	$350,000	$140,000	$490,000
40	$490,000	$140,000	$630,000
43	$630,000	$140,000	$770,000
46	$770,000	$140,000	$910,000
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Insurance Exchange Rider: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.
Before we can issue the new policy, you must provide us with evidence of insurability on the new insured (requiring full medical underwriting) and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.
Under certain circumstances, you may be required to make a payment to exercise the exchange rider:
(1)
If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required.
(2)
If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required.
These payments will be treated as a premium payment and will be applied to your policy, subject to the charges and conditions applicable to premiums in the new policy. If the conditions specified above are not present at the time the rider is exercised, the conditional premium payment will not be required.
The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.
Example: If an original policy, purchased on a Representative Insured (Male, 40, Preferred issue) with a Cash Value of $35,393 and a Life Insurance Benefit Option 1 and Face Amount of $250,000, is exchanged at Policy Year 11 (outside the Surrender Charge Period) for a Policy with the same Cash Value, Life Insurance Benefit Option, and Face Amount on an Insured (Female 50, Smoker), the exchange would result in an increase in Monthly Deduction Charges. As with the original policy, the policy resulting from the exchange would not be subject to surrender charges.

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Monthly Deduction Waiver Rider: This rider provides for the waiver of Monthly Deduction Charges if the insured becomes totally disabled for at least six consecutive months. We will waive your Monthly Deduction Charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof. When disability begins on or before age 60 and continues to age 65, deductions will be waived until the base policy ends. If disability begins after age 60 and before age 65, deductions will be waived to age 65. If there is no disability at all, the rider ends at age 65. If you elect this rider, you may not elect the Waiver of Specified Premium rider. If you have elected the INLG Rider, you will not be charged for, or receive a benefit under that rider if Monthly Deduction Charges are being waived under this rider.
Example: For a policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, Monthly Deduction Charges of $65.92 (and any increases or decreases from that point) will be waived until the base policy ends as long as the disability continues. If the Insured’s disability begins after age 60 and continues, the Monthly Deduction Charges will be waived to age 65.
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Term Insurance on Other Covered Insured (OCI) Rider: This rider provides term insurance on one or more members of the primary insured’s immediate family (generally, the spouse and/or children of the insured). The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the primary insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the primary insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the primary insured is age 100.
Example: The following illustrates the benefit available under the Term Insurance on Other Covered Insured Rider, assuming a rider Face Amount of $100,000 issued on the male spouse of the Insured, Age 40, who dies at the beginning of Policy Year 10 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$22.49	$22.49	$0
2	$31.43	$53.92	$0
3	$42.92	$96.84	$0
4	$51.90	$148.74	$0
5	$61.30	$210.04	$0
6	$70.86	$280.90	$0
7	$80.45	$361.35	$0
8	$89.72	$451.07	$0
9	$100.15	$551.22	$0
10	$0.00	$551.22	$100,000
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Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the GPT as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information—Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash

Value. To activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:
●
The policy must be in effect for at least 15 years.
●
The insured must be at least age 75.
●
·        The Life Insurance Benefit Option elected under the base policy is Option 1 (if you request to exercise the rider and you had elected Life Insurance Benefit Option 2, we will automatically switch it to Option 1 before activating the rider).
●
Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.
●
Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.
●
Activation of the rider cannot cause the policy to violate the GPT at any duration.
●
Cumulative partial surrenders taken must be no less than the total premiums paid under the policy.
●
The policy is not a Modified Endowment Contract (MEC) and would not become a MEC upon activation of the rider. (For a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”).
Once the policy meets the conditions outlined above, we will mail a notice to you at your last known address to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order, provided that the policy still meets the conditions for rider activation. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.
●
The Face Amount of the policy will be changed to 101% of the policy’s Cash Value (the “OLP Face Amount”).
●
The policy’s Life Insurance Benefit will be the greater of: A or (B x C) where:
A =The OLP Face Amount calculated at rider activation;
B =the greater of: (i) the policy’s Cash Value, or (ii) any outstanding loans plus accrued loan interest; and
C = the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
●
Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.
●
Any riders, except the Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider, will end.
●
No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.
●
No additional loans (except those resulting from unpaid loan interest) or loan repayments will be permitted.
●
Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.
●
No further Monthly Deduction Charges will be taken.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis over some period (such as retirement) and relying on the Overloan Protection Rider to periodically borrow from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. For this reason, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.
Example:For a policy issued with the following policy values at attained age 90:
Face Amount (FA)	Life Insurance Benefit (Option 2) (FA + CV)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,000,000	$2,300,000	$1,200,000	$100,000	$1,300,000	$1,000,500	$299,500
The activation of the rider will result in: (1) the assessment of a one-time Overloan Protection Rider Fee of $45,500 (3.5% of the Cash Value of $1,300,000)—a fee that will vary based on attained Age of the Insured and deducted from the Cash Value and (2) the following changes to the policy:
Face Amount	Life Insurance Benefit (Option 1) (FA)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,267,045	$1,317,225	$0	$1,254,500	$1,254,500	$1,000,500	$254,000
The activation of the rider increases the Face Amount by making it 101% of the Cash Value and changes the Life Insurance Benefit from Option 2 to Option 1 –calculated as the greater of the Face Amount ($1,267,045) or the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 ($1,254,500 x 1.05) or $1,317,225.
*No surrender charges apply.
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Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).
Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit.
Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.

This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.
Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must elect it at Policy issue and allocate 100% of your cash value to any one (or more) of the following GMAB Allocation Alternatives:
NYLI VP Balanced—Initial Class
NYLI VP Bond—Initial Class
NYLI VP Conservative Allocation—Initial Class
NYLI VP Fidelity Institutional AM® Utilities—Initial Class
NYLI VP Floating Rate—Initial Class
NYLI VP Growth Allocation—Initial Class
NYLI VP Income Builder-—Initial Class
NYLI VP Janus Henderson Balanced—-Initial Class
NYLI VP MacKay Convertible—-Initial Class
NYLI VP MacKay High Yield Corporate Bond—Initial Class
NYLI VP MacKay Strategic Bond—Initial Class
NYLI VP MacKay U.S. Infrastructure Bond—Initial Class
NYLI VP Moderate Allocation—Initial Class
NYLI VP PIMCO Real Return—Initial Class
NYLI VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—-Class I
Franklin Templeton Conservative Model Portfolio—Class I
Fixed Account
DCA Plus Account
If you allocate your Cash Value to any Investment Option other than the GMAB Allocation Alternatives, your allocation will be pended and you will be given the opportunity to cancel or modify your allocation. If you do not reallocate your Cash Value to a GMAB Allocation Alternative after such notice, the GMAB Rider will end and you will be subject to a cancellation fee. If you have elected the GMAB Rider, the only Asset Allocation Model you could have selected is the Conservative Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See “Management and Organization—Asset Allocation Models” for more information). All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. If you make a premium payment or a transfer to an allocation alternative other than a GMAB Allocation Alternative, your election will be pended and you will be given the opportunity to cancel or modify your election. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed by liquidation, or (2) merged or substituted with an Investment Division not offered as a GMAB Allocation Alternative; or (3) otherwise restricted by that Eligible Portfolio’s investment advisor. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to (1) the NYLI VP U.S. Government Money Market Investment Division in the event of a closure by liquidation, or (2) if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative. Any loan repayments, partial surrenders or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the NYLI VP U.S. Government Money Market Investment Division or if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative (as applicable), if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the NYLI VP U.S. Government Money Market Investment Division.
You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.
Conflicts of Interest: Although the investment restrictions required by the GMAB Rider are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. The intended protection against (or limitation of) negative investment performance is in NYLIAC’s best interest, since it reduces the likelihood that NYLIAC will be required to pay benefits under the GMAB Rider or reduces the potential magnitude of those benefit payments. This reduces the likelihood that you will benefit from the GMAB Rider, or receive the full magnitude of any benefit from, the GMAB Rider. Other Investment Options that are available if you do not select the GMAB Rider may offer the potential for higher returns. In addition, although we do not currently do so, we may elect to include Investment Divisions that utilize “volatility management strategies” as GMAB Allocation Alternatives. If you allocated your premium payments and Cash Value to one or more Investment Divisions that employed such a strategy, it could further reduce the likelihood that you would benefit from the GMAB Rider or receive the full potential magnitude of any benefit payments we would be required to make under the GMAB Rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy could limit increases in your Cash Value. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance.
Rider Charges and Fees: Each month, while the Rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the rider is canceled prior to the end of the 12th Policy Year.
GMAB Account Value: The GMAB Account Value is only a shadow account value that does not have cash value or loan value. As such, the GMAB Account cannot be used to support the payment of Monthly Deduction Charges from cash value and/or Separate Account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).
The initial GMAB Account Value is equal to the initial Net Premiums allocated to the GMAB Investment Divisions. On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c - d - e - f + g) will be performed to determine the GMAB Account Value where:
a = the GMAB Account Value on the prior Monthly Deduction Day;
b = the sum of all Net Premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;
c = any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;

d = the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day:
e = the amount of any GMAB Proportional Transfer(s) made since the prior Monthly Deduction Day;
f = the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and
g = the product of (i) x (ii) where:
(i) = the GMAB Interest Rate; and
(ii) = (a + b + c - d - e - f) minus any outstanding loans and accrued loan interest.
The persistency credit does not apply to the GMAB Account Value.
The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.
The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers, partial surrenders, and withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value. The rider does not guarantee a return of principal.
The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.
Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB Rider available at that time if we receive your election notice in Good Order by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.
Impact of Surrenders: As noted above, partial surrenders will proportionally reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.
For a policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial surrender of $10,000 in Policy Year 8:
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the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and
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the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).

Termination of the rider: You may cancel the rider at any time. To cancel the rider, you must send a signed notice in Good Order to the VPSC at one of the addresses noted on the first page of the Prospectus (or any other address we indicate to you in writing). If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply. The rider will end on the date we receive your request. The rider will also end if the insured dies prior to the end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The rider provides no benefit if the policy lapses, or if you cancel the rider prior to the end of the 12th Policy Year, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.
Example: For a policy with a Face Amount of $250,000 and the GPT elected as the Life Insurance Qualification Test, issued on a Representative Insured (Male, Issue Age 40, Preferred rating), with 100% allocation to the GMAB Allocation Alternatives in the Separate Account, no partial surrenders, and cumulative annual premium payments of $35,280 and GMAB Rider Charges of $1,119 through the end of Policy Year 12, if there is:
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a Gross Return on Separate Account Assets of 0%, the difference between the Separate Account Value of $23,571 and the Adjusted GMAB Account Value of $26,966 at that time will be $3,395. In that case, the Separate Account Value will be adjusted to reflect the Adjusted GMAB Account Value of $26,966 at Rider Exercise.
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a Gross Return on Separate Account Assets of 8%, the Separate Account Value of $40,545 will exceed the Adjusted GMAB Account Value of $26,966. In that case, the Separate Account Value will not be increased.
As noted above, if before Rider Exercise, the Insured dies, the Policy is surrendered or lapses, or the Rider is canceled, the rider will provide no benefit. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may also apply if the rider is canceled prior to the end of the 12th Policy Year.
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Waiver of Specified Premium (WSP) Rider: Subject to jurisdictional availability, this rider will pay, on each Monthly Deduction Day, a specified premium amount (the “WSP Amount”) into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in Good Order at the VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof. This rider is only available to insureds who are issue age 0-59.
We will deduct a sales expense charge from any WSP Amount paid into the policy. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured’s total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. Note: Payment of the WSP Amount does not guarantee that your policy will not lapse. Although we will pay the WSP Amount into your policy each month that you are on claim, we will also continue to deduct applicable Monthly Deduction Charges other than the WSP Rider charges. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.
At rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the "Applicable Riders"); and (c) the insured’s issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured’s class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.
You may cancel the rider at any time by sending us a signed notice in Good Order. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65.
Example: For a policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, the Rider will pay a WSP Amount of $232.75 (based on the factors outlined above) on each Monthly Deduction Day until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. We will deduct a Premium Expense Charge from any WSP Amount—in this case, current charges would be $9.31 for a Non-Qualified policy and $6.40 for a Qualified policy. Monthly Deduction Charges will also be deducted.
Maturity Date
Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100, the policy’s Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.
One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:
(1)
to receive the Cash Surrender Value of your policy; or
(2)
to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.
If you do not make an election, the policy will be continued. If the policy is continued, the following limitations will apply:
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No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing.
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Other than the Mortality and Expense Risk Charge, no further Monthly Deduction Charges will be deducted from your Cash Value.
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Partial surrenders and loan repayments will continue to be allowed.
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New policy loans can be requested and loan interest will continue to accrue on any new and existing loans at the current loan interest rate. However, if the amount of any unpaid loans (including any accrued loan interest) is greater that the Cash Surrender Value of your policy, your policy could lapse.
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Any riders attached to the policy will end, unless stated otherwise in the rider.
If you choose to surrender your policy, you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations—Status of the Policy After the Insured is Age 100” for more information. Please consult your tax advisor regarding the tax implications of these options.
If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.
Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under IRC Section 1035. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus.  Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for IRC

Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting an IRC Section 1035 exchange.
Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.
24-Month Exchange Privilege
Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, gender, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.
To exchange your policy:
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your policy must be in force on the date of the exchange;
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you must repay any unpaid loan (including any accrued loan interest); and
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you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019).
We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges, monthly per thousand face amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.
When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

Loans

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:
a = the current loan interest rate;
b = the policy’s Cash Surrender Value; and
c = the sum of three months of Monthly Deduction Charges.
Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. Loans may affect the no-lapse guarantee.  If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
Your Policy As Collateral For A Loan
When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Fixed Account if the partial surrender or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.
Please note that loan requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time. We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.
Loan Interest
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.
Interest Credited On The Cash Value Held As Collateral For A Policy Loan
When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.
When Loan Interest Is Due
The interest we charge on a loan accrues daily and is payable on the following dates:
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the policy anniversary;
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the date you surrender the policy;
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the date you fully repay a loan;
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the date the policy lapses;
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the date on which the insured dies; or
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any other date we specify.
Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.
Loan Repayment
You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment amount will be allocated to the Fixed Account. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Excess Loan Condition
If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy minus surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.
The Effect Of A Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which will receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the Policy Proceeds that might otherwise be payable.
In addition, unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the ten-year No-Lapse Guarantee.

Premiums

Premium payments are classified as planned or unplanned premiums.
The currently available methods of payments are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.
Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
Planned Premium
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
You can make additional planned premium payments at any time up to the insured’s attainment of age 100 (except as permitted in “Maturity Date”). However, if payment of a planned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Unplanned Premium
An unplanned premium is a payment you make that is not part of the premium schedule you choose.
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While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (except as permitted in “Maturity Date”). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur for your policy to continue to qualify as life insurance under IRC Section 7702.
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If you exchange one policy for another under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.
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The minimum unplanned premium amount we allow is $50.
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We may limit the number and amount of any unplanned premium payments.
Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
Risk Of Minimally Funded Policies
You can make additional planned or unplanned premium payments at any time up to the insured’s attainment of age 100 (except as permitted in “Maturity Date”). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)
Timing And Valuation
Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.
The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.
Free Look
You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations and Rider Availability” for state-by-state details.) To receive a refund, you must return the policy and/or provide a written request for cancellation in Good Order to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy. If you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Sales Expense charges and Monthly Deduction Charges, minus loans and accrued loan interest calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy and/or your written request for cancellation in Good Order. See the “State Variations and Rider Availability” section for state specific variations applicable to your policy.
If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.
Premium Payments
Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, 5450 N. Cumberland Avenue, Suite 100, Chicago, IL 60656. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our Sales Standards.
The currently available methods of payment are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.
We apply the Net Premium to the Investment Divisions (including those available with the available Asset Allocation Models), the Fixed Account and/or DCA Plus Account, according to your instructions.
If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 2% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)
The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form in Good Order to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.
Automatic Premium Payment Arrangement
An automatic premium payment arrangement is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin an automatic premium payment arrangement. To set up an automatic premium payment arrangement, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or any other method we make available.
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019), that you wish to resume the arrangement and we agree to do so.

Policy Payment Information

When Life Insurance Coverage Begins
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.
In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.
The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Changing The Face Amount Of Your Policy
You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.
To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.
You should consider the following consequences when increasing the Face Amount of your policy:
●
possible increased cost of insurance charges on the amount of the increase;
●
an additional per-thousand face amount charge;
●
a new suicide and contestability period applicable only to the amount of the increase;
●
a new ten-year surrender charge period applicable only to the amount of the increase;
●
a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and
●
a possible new seven-year testing period for modified endowment contract status.
Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:
●
a change in the total policy cost of insurance charge;
●
possible force-outs of premium if premiums paid exceed the new GPT;
●
a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and
●
adverse tax consequences.
For more information about changing the Face Amount of your policy, see the SAI.

Policy Proceeds
We will pay proceeds to your beneficiary when we receive satisfactory proof that the insured died. These proceeds will equal:
1)
the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus
2)
any additional death benefits available under the riders you have chosen which have not already been reflected in the Life Insurance Benefit; minus
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid or deferred Monthly Deduction Charges.
We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit  Options” for more information.
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the Life Insurance Benefit is due and payable. For example, if the payment of a Life Insurance Benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the Life Insurance Benefit, or the beneficiary does not come forward to claim the Life Insurance Benefit in a timely manner, the Life Insurance Benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Life Insurance Benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.
Payees
The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:
●
You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured dies.
●
You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.
●
To change a revocable beneficiary while the insured is living, you must either send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com or through the mobile application.
●
If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.
You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
How Policy Proceeds Will Be Paid
The Policy Proceeds will be paid in a lump sum. After the death of the insured, we will pay the beneficiary a single check for the amount of the Policy Proceeds. Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.
When We Pay Policy Proceeds
If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Under the following situations, payment of proceeds may be delayed:
●
We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the policy’s Cash Surrender Value, or the Policy Proceeds during any period that:
(1)
we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
(2)
the SEC, by order, permits us to delay payment to protect our policyowners.
●
We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.
●
We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.
●
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.
●
If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.
We add interest at an annual rate at least equal to the minimum required by law if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.
We add interest to Policy Proceeds from the date of death to the date of paymentat a rate at least equal to the minimum required by law.
Life Insurance Benefit Options
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:
Option 1—The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.
Option 2—Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.
We determine the Life Insurance Benefit as of the date of the insured’s death. Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”) as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.
Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.
Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit. (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:
●
If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Options 2 or 3.
●
If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.
The Life Insurance Benefit Option you choose will affect your policy’s Commissionable Target Premium. (See “Distribution and Compensation Arrangements” for more information.) As Commissionable Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to which Life Insurance Benefit Option you should choose. If you choose Life Insurance Benefit Options 2 or 3 and pay premiums equal to the Commissionable Target Premium, your registered representative or broker-dealer will receive greater compensation than if you choose Life Insurance Benefit Option 1.
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
Changing Your Life Insurance Benefit Option
You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured is alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 or (2) when the no-lapse guarantee has been invoked.
Changes From Option 1 To Option 2	Changes From Option 2 To Option 1
If you change from Option 1 to Option 2, we will
decrease the Face Amount of your policy by the
amount of the Cash Value, so that your Life Insurance
Benefit immediately before and after the change
remains the same. If a surrender charge applies to a
Face Amount decrease at the time you change your
Life Insurance Benefit option, we will assess a
surrender charge based on the amount of the Face
Amount decrease.

If you change from Option 2 to Option 1, we will
increase the Face Amount of your policy by the amount
of the Cash Value, so that your Life Insurance Benefit
immediately before and after the change remains the
same. We will continue to apply the existing surrender
charge schedule to your policy, and we will not apply a
new surrender charge schedule to the increased Face
Amount resulting from the change in this option.

Changes From Option 3 To Option 1	Changes From Option 3 To Option 2
If you change from Option 3 to Option 1, we will
increase the policy’s Face Amount by the amount of
Adjusted Total Premiums, so that your Life Insurance
Benefit immediately before and after the change
remains the same. We will continue to apply the
existing surrender charge schedule to your policy, and
we will not apply a new surrender charge schedule to
the increased Face Amount resulting from the change.

If you change from Option 3 to Option 2 at a time when
the Cash Value is greater than the Adjusted Total
Premium, we will decrease the Face Amount of your
policy by the difference between the Cash Value and
the Adjusted Total Premium so that your Life Insurance
Benefit immediately before and after the change
remains the same.

If you change from Option 3 to Option 2 at a time when
the Cash Value is less than the Adjusted Total
Premium, we will increase the Face Amount of your
policy by the difference between the Adjusted Total
Premium and the Cash Value so that your Life
Insurance Benefit immediately before and after the
change remains the same. If a surrender charge
applies to a Face Amount decrease at the time you
change your Life Insurance Benefit option, we will
assess a surrender charge based on the amount of the
Face Amount decrease.

To change your Life Insurance Benefit Option, you must submit a signed written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.
(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

Additional Policy Provisions

Limits On Our Rights To Challenge Your Policy
Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.
Suicide
If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.
Misstatement Of Age Or Gender
If the policy application misstates the insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.
Assignment
While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.
Surrenders

Partial Surrenders
You can request a partial surrender from your policy if: (1) the insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.
Amount Available For A Partial Surrender
You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.
Requesting A Partial Surrender
You can request a partial surrender from your policy by sending a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing), by calling 1-800-598-2019, or utilizing any other method we make available. Please note that partial surrender requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender; however we reserve the right to accept them at our discretion.
We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)
Your requested partial surrender will be effective on the date we receive your written request in Good Order.
However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and the Fixed Account and/or DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen. A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)
Surrender Charge Due To Partial Surrender
A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original Face Amount, and (2) is the surrender charge calculated on the newly decreased Face Amount.
Periodic Partial Withdrawals
After the tenth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus, or you can utilize any other method we make available. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, or the Cash Surrender Value is unable to cover the policy’s monthly charges, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have a Guaranteed Minimum Death Benefit Rider, an Intermediate No-Lapse Guarantee Rider, your policy is a Modified Endowment Contract or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

The Effect Of A Partial Surrender
When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
●
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:
(1)
the amount of the surrender; and
(2)
the greater of:
(a)
the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age at the time of the partial surrender, as shown on the Policy Data Page, or
(b)
zero.
If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.
●
Option 2
If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.
●
Option 3
If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:
(1)
the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and
(2)
the greater of:
(a)
the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the insured’s age at the time of the surrender, as shown on the Policy Data Page, or
(b)
zero.
If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.
Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender change if you have elected the 24-Month Exchange Privilege.
Option 1	Option 3

Immediately prior to partial surrender	Total Face Amount	$1,075,000	$775,000
	Life Insurance Benefit	$1,075,000	$1,075,000
	Cash Value	$500,000	$500,000
	Adjusted Total Premium	-	$300,000
	Partial Surrender	$350,000	$350,000
	IRC Sec. 7702 Percentage (Male, attained age 45 at time of partial surrender under Guideline Premium Test)	215%	215%
Option 1	Total Face Amount:		$1,075,000
	We reduce Face Amount by the difference between (1) or (2), but not less than $0, where:
	(1) Partial Surrender ($350,000); and		$350,000
	(2) the greater of:
	(a) Cash Value ($500,000) less Face Amount ($1,075,000) divided by IRC Sec 7702 Percentage (215%); or		$0
	(b) $0		$0
	Face Amount Reduction: (difference between (1) $35,000 and (2) $0)		$350,000
	Face Amount Reduced to:		$725,000
Option 3	Total Face Amount:		$775,000
	If the Adjusted Total Premiums ($300,000) are less than the Partial Surrender amount ($350,000), we will reduce the Face Amount by the difference between (1) and (2), not less than $0, where:
	(1) Partial Surrender ($350,000) less Adjusted Total Premiums ($300,000); and		$50,000
	(2) the greater of:
	(a) Cash Value ($500,000) less Adjusted Total Premiums ($300,000) minus Face Amount ($775,000) divided by IRC Sec 7702 Percentage (215%); or		$(160,465.12)
	(b) $0.		$0
	Face Amount Reduction: (difference between (1) $50,000 and (2) $0)		$50,000
	Face Amount Reduced to:		$725,000
Full Surrenders
Cash Surrender Value
The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy minus any surrender charges that may apply and minus outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made minus any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living.

Requesting A Surrender
To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). For Requests to surrender above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.
When The Surrender Is Effective
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

Termination And Reinstatement

Late Period
If, on a Monthly Deduction Day, the no-lapse guarantee is not in effect, and your policy's Cash Surrender Value is insufficient to pay the policy's Monthly Deduction Charges, your policy will continue for a late period of 62 days after that Monthly Deduction Day. (See "State Variations and Rider Availability" for state-by-state details). This may happen even if all Planned Premium have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has a no-lapse guarantee, it may prevent your policy from terminating during the first ten years.
If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Proceeds by the amount of any unpaid loan and accrued loan interest and by any unpaid or deferred monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.
No Lapse Guarantees
The policy offers a ten-year No-Lapse Guarantee. You may also have elected to receive no-lapse guarantee benefits through the purchase of two riders at policy issue—the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.
Ten-Year No-Lapse Guarantee
The no-lapse guarantee ensures that the policy will not lapse during the first ten Policy Years if it passes a No-Lapse Guarantee Premium Test. The policy will pass the test on any Monthly Deduction Day if (a) – (b+c) + (d) is at least equal to the No-Lapse Guarantee Required Premium as of that date, where:
(a)
equals the cumulative sum of all premiums paid to date under the policy;
(b)
equals the amount of any partial surrenders and any associated processing fees;
(c)
equals any outstanding policy loan and accrued loan interest; and
(d)
equals one No-Lapse Guarantee Minimum Monthly Premium.
If the policy passes the No-Lapse Guarantee Premium Test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the monthly deductions for the next policy month. Rather, we will deduct the charges from the Available Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Available Cash Value until the end of the Guarantee Period. The no-lapse guarantee will become inactive before the tenth Policy anniversary if, on any Monthly Deduction Day, your premium payments do not pass the No-Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the no-lapse guarantee by paying an additional premium amount necessary to satisfy the No-Lapse Guarantee Premium Test and put the ten-year no-lapse guarantee back into effect.
The no-lapse guarantee will end on the tenth policy anniversary. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a bill for the accumulated unpaid amount. If that bill is not paid, the policy will end, and there will be no Cash Value or Life Insurance Benefit. You can only have a no-lapse guarantee after the tenth policy anniversary if you elect, and pay a charge for, one of the rider-based no-lapse guarantees—the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.

Rider-Based No-Lapse Guarantees
We also offered two riders – the Guaranteed Minimum Death Benefit Rider and, prior to January 1, 2020, we offered the Intermediate No-Lapse Guarantee Rider – through which you may have received no-lapse guarantee benefits for an additional charge. You may have elected only one of these riders at issue.
Guaranteed Minimum Death Benefit (GMDB) Rider:
If elected, the GMDB rider will waive all policy charges that exceed the Available Cash Value until the policy anniversary on which the insured reaches attained age 100. During the first 10 Policy Years, the rider’s waiver of charges will replace any deferral benefit under the policy’s no-lapse guarantee. Hence, any amounts waived by the rider will not be owed under the policy’s no lapse guarantee. As long as the rider is in effect and its benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges.
To receive the rider benefit, you must pay the Monthly GMDB Premium. Every month, we will perform a GMDB Premium Test to determine if you have made enough cumulative premium payments to keep the rider in effect. The policy will pass the test on any Monthly Deduction Day if (a) – (b+c) + (d) is at least equal to the GMDB Required Premium as of that date, where:
a)
equals the cumulative sum of all premiums paid to date under the policy;
b)
equals the amount of any partial surrenders and any associated processing fees;
c)
equals any outstanding policy loan and accrued loan interest; and
d)
equals one Monthly GMDB Premium.
If your policy does not satisfy the GMDB Premium Test on any Monthly Deduction Day, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive a premium payment necessary to pass the GMDB Premium Test as of the Monthly Deduction Day following the date that the rider ended. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless you pay the premiums needed to cover any overdue charges and keep the policy in effect.
Intermediate No-Lapse Guarantee (INLG) Rider:
If elected, the INLG rider will waive all policy charges that exceed your policy's Available Cash Value until the earlier of: (a) the 20th policy anniversary or (b) the policy anniversary on which the insured reaches attained age 80. During the first 10 Policy Years, the rider’s waiver of charges will replace any deferral benefit under the policy’s embedded no-lapse guarantee. Under the embedded no-lapse guarantee, any policy charges that exceed your Available Cash Value are simply deferred until your 10th policy anniversary, and you will be sent a bill for the accumulated unpaid amount at that time. Under this rider, however, all policy charges that exceed the policy’s Available Cash Value will be waived and no accumulated unpaid amount will be payable. As long as the rider is in effect and its benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges. There is a separate charge for this rider that is deducted monthly until the rider expires.
In order to receive the rider benefit, you must pay the Monthly INLG Premium. Every month, we will perform an INLG Premium Test to determine if you have made enough cumulative premium payments to keep the rider in effect. The policy will pass the test on any Monthly Deduction Day if (a) – (b+c) + (d) is at least equal to the INLG Required Premium as of that date, where:
a)
equals the cumulative sum of all premiums paid to date under the policy;
b)
equals the amount of any partial surrenders and any associated processing fees;
c)
equals any outstanding policy loan and accrued loan interest; and
d)
equals one Monthly INLG Premium.

If your policy does not satisfy the INLG Premium Test on any Monthly Deduction Day, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the INLG Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive a premium payment necessary to pass the INLG Premium Test as of the Monthly Deduction Day following the date that the rider ended. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless you pay the premiums needed to cover any overdue charges and keep the policy in effect.
If you are receiving benefits under the separate Monthly Deduction Waiver rider, you will not be charged for, or receive a benefit under, either the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.
Reinstatement Option
If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:
●
you send a written request for reinstatement, in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within three years after your policy is ended;
●
the insured is alive; and
●
you have not surrendered your policy for its Cash Surrender Value.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.
Before we reinstate your policy, we must also receive the following:
(1)
a payment equal to an amount sufficient to keep the policy in effect for at least three months, and
(2)
satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or following the date we have approved your request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, we will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.
If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
As discussed in the Commissions Paid to Dealers section above, the selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. See Charges Associated with the Policy – Commissions Paid To Dealers.
Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulatorplus.
Federal Income Tax Considerations

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.
The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.
Tax Status Of NYLIAC And The Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Charges For Taxes
We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See “Deductions from Premium Payments—Premium Expense Charge” for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Diversification Standards And Control Issues
In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status Of Policy
We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer- Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of IRC Section 101(a)(1). Pursuant to IRC

Section 101(g), amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)
In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.
We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)—Impact Of Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:
(1)
the insured was an individual who was an employee within 12 months of their death;
(2)
the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for 2025 received compensation in excess of $155,000 in 2024 (or who for 2026 received in excess of $160,000 in 2025), directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
(4)
the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.
Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.
If the contract is issued in a 1035 exchange of another employer-owned life insurance contract that satisfied the notice and consent requirements referred to above or that predated the effective date of Section 101(j), you should discuss with your legal and tax advisors whether and to what extent a new notice and consent are required in connection with this exchange.
You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.
Modified Endowment Contract Status
IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.
If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59½ ; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.
Status Of The Policy After The Insured Is Age 100
The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is Age 100, the policy’s Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Surrender Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes Age 100.
Policy Surrenders And Partial Surrenders
Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value minus surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.
If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.
3.8 Percent Medicare Tax On Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy or distributions from this policy or the exercise of other rights and options under this policy (including policy loans).
Policy Loans And Interest Deductions
We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.
Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.
In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Exchanges, Sales Or Assignments Of Policies
If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.
Living Benefits Rider (Filed As Accelerated Benefits Rider)
A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.
Overloan Protection Rider
Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Qualified Plans
At times, the policies have been intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.
Withholding
Under IRC Section 3405, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages) based on the information you furnish on Form W-4P. With respect to non-periodic distributions, the withholding is at a flat rate of 10% unless you request a different rate of withholding on Form W-4R. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in IRC Sections 1471 through 1474, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.
Business Uses Of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Non-Individual Owners And Business Beneficiaries Of Policies
If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.
The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2025, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $13,990,000, as adjusted for inflation, and 40%, respectively. The 2026 exemption amount is currently set to change to a substantially lower amount (expected to be approximately $7,000,000) if no legislation is enacted that would extend current law beyond 2025.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases By Residents Of Puerto Rico
In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Records And Reports

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully.
Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we process certain transactions on your behalf involving the Separate Account, including transactions such as: (1) automatic asset rebalancing/reallocation options and Dollar-Cost Averaging Accounts; (2) premium payments initiated through pre-authorized deductions from banks or your employer; and/or (3) other pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2024 and 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2024, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
STATE VARIATIONS And RIDER AVAILABILITY

The following lists by jurisdiction any variations to the statements made in this prospectus.
Alabama, Alaska, Arkansas, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
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Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.
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Waiver of Specified Premium Rider—The Waiver of Specified Premium Rider may not be added after policy issue.
California
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Free Look (“Right To Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus loans.
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If you are over the age of 60, you may return the policy to us or to the registered representative through whom it was purchased within 30 days from the date you received it. During that 30-day cancellation period, your money will be placed in our Fixed Account or money-market fund, unless you direct that the premium be allocated to the Investment Divisions during that time. If you do not direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period and you return the policy during that time, you will be entitled to a refund of the premium and any policy fee paid, less any loans and partial surrenders you have taken. If you do direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period, you will be entitled to a refund of the policy’s account value (minus loans) on the day the policy is received by us or your registered representative, which could be less than the premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.
Connecticut
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Free Look (“Right to Examine Policy”) – Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
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Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.
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Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request in Good Order. Interest will be paid (from the date we receive your request in Good Order) on any amount deferred beyond that date.
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Policy Exchange—All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.
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Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Delaware
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Free Look (“Right to Examine Policy”) – Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
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Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
District of Columbia
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Free Look (“Right to Examine Policy”) – Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
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Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Florida
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Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.
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Special Provision Regarding Option to Purchase Paid-up Insurance—You have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.
Michigan

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Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.
Montana
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Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.
New York
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Reference to “State Insurance Department” means NY State Department of Financial Services.
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Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.
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Termination and Late Period—The Late Period is the 61 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is zero or less than zero.
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Special Provision Regarding Option to Purchase Paid-up Insurance—On each policy anniversary, you have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.
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Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.
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Late Period— If, on a Monthly Deduction Day the ten-year No Lapse Guarantee is not in effect and the Cash Value before monthly deductions, less any surrender charges, unpaid loan and accrued loan interest, is zero or less than zero for the next policy month, the policy will continue for a Late Period of 61 days after that Monthly Deduction Day.
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Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.
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The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.
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Face Amount Increases—Within 10 days after the effective date of an increase, you can cancel that increase. In this case, any premium paid for that increase will be refunded.
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Life Insurance Benefit Option Changes—Any changes in the Life Insurance Benefit Option that increase the Net Amount at Risk will require proof of insurability prior to the change.
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Suicide Exclusion—The policy’s suicide exclusion will not include the words, “while sane or insane.”
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Persistency Credit—The persistency credit is guaranteed.
North Dakota
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Free Look (“Right to Examine Policy”) – Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
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The Suicide Exclusion Period—is one year from the Issue Date.
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Policy Proceeds—Settlements shall be made within 60 days after due proof of death.
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Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
South Dakota
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Free Look (“Right to Examine Policy”) – Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request in Good Order, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
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Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Appendix:Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/accumulatorplus.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to AccumulatorPlusProspectus@newyorklife.com. If you elect the Guaranteed Minimum Accumulation Benefit Rider, your choice of Eligible Portfolios is restricted; see below.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLI VP American Century Sustainable Equity—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.66%	19.84%	11.76%	9.90%
Asset Allocation	NYLI VP Balanced—Initial Class Adviser: New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and Wellington Management Company LLP (“Wellington”)	0.71%	7.90%	6.72%	5.87%
Investment Grade Bond	NYLI VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.54%	1.84%	(0.42) %	1.32%
International/Global Equity	NYLI VP Candriam Emerging Markets Equity—Initial Class** Adviser: New York Life Investments Subadviser: Candriam	1.16%	12.64%	1.19%	2.58%
Sector	NYLI VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Investment Management Listed Real Assets LLC	0.95%*	7.86%	1.18%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	NYLI VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.51%	6.51%	4.07%	4.30%
Large Cap Equity	NYLI VP Dimensional U.S. Equity (formerly MainStay VP Wellington U.S. Equity)—Initial Class Adviser: New York Life Investments Subadviser: Dimensional Fund Advisors LP	0.54%*	23.86%	12.74%	11.33%
Large Cap Equity	NYLI VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%*	18.54%	9.08%	8.09%
Asset Allocation	NYLI VP Equity Allocation—Initial Class Adviser: New York Life Investments	0.65%	11.87%	8.37%	7.58%
Sector	NYLI VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.68%	28.94%	9.40%	7.86%
Non-Investment Grade Bond	NYLI VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.64%	8.09%	4.89%	4.53%
Asset Allocation	NYLI VP Growth Allocation—Initial Class Adviser: New York Life Investments	0.60%	10.39%	7.41%	6.80%
Alternatives	NYLI VP Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments	1.08*%	6.54%	2.41%	0.44%
Asset Allocation	NYLI VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.62%	11.65%	4.86%	5.35%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	NYLI VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Henderson Investors US LLC (“Janus”)	0.57%	15.72%	8.44%	8.73%
Non-Investment Grade Bond	NYLI VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.57%	8.64%	8.95%	8.57%
Non-Investment Grade Bond	NYLI VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.58%	7.12%	4.15%	5.27%
Non-Investment Grade Bond	NYLI VP MacKay Strategic Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.63%	7.15%	3.45%	3.26%
Investment Grade Bond	NYLI VP MacKay U.S. Infrastructure Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.57%	1.03%	(0.55)%	0.62%
Large Cap Equity	NYLI VP MFS® Investors Trust Portfolio – Initial Class Adviser: New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	0.74%	N/A	N/A	N/A
Large Cap Equity	NYLI VP MFS® Research—Initial Class Adviser: New York Life Investments Subadviser: MFS	0.75%	N/A	N/A	N/A
Asset Allocation	NYLI VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.55%	8.73%	5.68%	5.57%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Sector	NYLI VP Natural Resources—Initial Class Adviser: New York Life Investments Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.84%	0.74%	15.53%	5.04%
Sector	NYLI VP Newton Technology Growth—Initial Class Adviser: New York Life Investments Subadviser: NIMNA	0.77%	N/A	N/A	N/A
Investment Grade Bond	NYLI VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.82%*	2.21%	2.03%	2.24%
International/Global Equity	NYLI VP PineStone International Equity—Initial Class Adviser: New York Life Investments Subadviser: PineStone Asset Management Inc.	0.85%	4.51%	1.69%	4.85%
Large Cap Equity	NYLI VP S&P 500 Index—Initial Class Adviser: New York Life Investments	0.12%*	24.83%	14.38%	12.90%
Small/Mid Cap Equity	NYLI VP Schroders Mid Cap Opportunities (formerly MainStay VP Wellington Mid Cap)—Initial Class Adviser: New York Life Investments Subadviser: Schroder Investment Management North America	0.83%	9.98%	5.82%	6.24%
Small/Mid Cap Equity	NYLI VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.85%	10.41%	7.76%	8.33%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Money Market	NYLI VP U.S. Government Money Market—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.28%	5.02%	2.25%	1.48%
Large Cap Equity	NYLI VP Wellington Growth—Initial Class** Adviser: New York Life Investments Subadviser: Wellington	0.72%	26.13%	13.11%	11.96%
Small/Mid Cap Equity	NYLI VP Wellington Small Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.75%*	14.41%	6.06%	N/A
Large Cap Equity	NYLI VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.74%	29.60%	16.86%	15.28%
Small/Mid Cap Equity	AB VPS Discovery Value Portfolio—Class A Adviser: AllianceBernstein L.P. (“AB”)	0.81%	10.02%	8.86%	7.63%
Large Cap Value	AB VPS Relative Value Portfolio—Class A Adviser: AB	0.61%	13.02%	9.81%	9.66%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.54%	16.44%	8.32%	8.32%
Investment Grade Bond	American Funds IS The Bond Fund of America®—Class 2 Adviser: CRMC	0.48%*	1.16%	0.32%	1.67%
Investment Grade Bond	American Funds IS Capital World Bond Fund®—Class 2 Adviser: CRMC	0.73%*	(3.04)%	(2.41)%	(0.09)%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: CRMC	0.90%*	2.33%	3.01%	5.81%
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: CRMC	0.59%	31.61%	18.83%	16.58%
Sector	American Funds IS New World Fund®—Class 2 Adviser: CRMC	0.82%*	6.55%	4.54%	6.22%
Investment Grade Bond	American Funds IS U.S. Government Securities Fund®—Class 2 Adviser: CRMC	0.50%*	0.75%	0.14%	1.10%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund—Class 2 Adviser: CRMC	0.50%*	19.14%	12.18%	10.26%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) Subadviser: BlackRock (Singapore) Limited	0.77%*	9.23%	6.01%	5.59%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Subadviser: BlackRock International Limited	0.54%*	8.26%	4.42%	5.00%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.67%	24.89%	13.46%	11.52%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) Subadviser: ClearBridge Investments, LLC	0.70%	22.65%	12.78%	11.99%
Sector	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1** Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) Subadviser: Threadneedle International Limited	0.75%	7.24%	9.27%	2.43%
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia	0.75%	6.39%	0.72%	2.92%
Investment Grade Bond	Columbia Variable Portfolio— Intermediate Bond Fund—Class 1 Adviser: Columbia	0.52%	1.97%	0.20%	1.91%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	0.88%	5.64%	4.36%	3.17%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DIMA Subadviser: Northern Trust Investments, Inc.	0.38%*	11.15%	7.09%	7.53%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DIMA	0.84%*	6.21%	5.88%	5.58%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	0.14%	1.21%	(0.46)%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.56%	33.79%	17.04%	13.62%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.88%	10.04%	4.35%	6.05%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.47%	15.35%	10.08%	9.21%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC (“Geode”)	0.13%	12.31%	8.80%	N/A
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.46%	7.71%	5.15%	6.02%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.51%	9.41%	6.50%	7.30%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.59%	13.10%	9.10%	8.95%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.57%	38.89%	18.76%	18.22%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.59%	5.14%	5.46%	7.96%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode	0.17%	5.11%	4.10%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.38%	1.79%	0.46%	1.93%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.57%	17.49%	11.34%	9.21%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin Advisers, Inc. (“Franklin”)	0.63%	18.29%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	6.39%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.58%	12.27%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	14.49%	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.59%	9.69%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund—Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.90%	0.62%	3.23%	4.36%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco	0.86%	12.69%	10.49%	9.00%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.72%	15.61%	9.88%	12.40%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.72%	23.58%	12.35%	10.55%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Subadviser: SSgA Funds Management, Inc.	0.35%*	13.55%	9.94%	9.31%
International/Global Equity	Macquarie VIP Emerging Markets Series—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”) Subadviser: Macquarie Investment Management Global Limited (“MIMGL”)	1.16%*	5.09%	1.03%	4.05%
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series—Standard Class Adviser: DMC Subadviser: MIMGL	0.74%	11.32%	7.15%	7.60%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: MFS	0.89%*	7.25%	5.15%	7.53%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.79%*	13.75%	9.74%	9.05%
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%*	6.72%	4.96%	9.19%
Foreign Large Blend	MFS® Research International Portfolio—Initial Class Adviser: MFS	0.89%*	3.09%	3.89%	5.21%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.90%	24.02%	10.56%	10.52%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.91%	5.57%	2.87%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.86%	5.62%	1.50%	2.67%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.52%	4.65%	1.23%	1.43%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio—Institutional Class Adviser: PIMCO	0.47%	6.21%	2.92%	2.55%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.64%	2.69%	0.12%	1.69%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Sector	Principal VC Real Estate Securities Account—Class 1 Adviser: Principal Global Investors, LLC Subadviser: Principal Real Estate Investors, LLC	0.79%	5.59%	3.90%	6.25%
International/Global Equity	Putnam VT International Value Fund— Class IA Adviser: Putnam Investment Management, LLC Subadvisers: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%
Large Cap Equity	Voya Growth and Income Portfolio— Class I Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	23.85%	15.28%	12.56%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio—Class I Adviser: FTFA Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; and Western Asset Management Company Pte. Ltd.	0.52%	(0.42)%	(1.16)%	1.47%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolios for the year ended December 31, 2024, reflect temporary fee reductions under such an arrangement.
**
Premiums or transfers will only be accepted into this fund from policyowners already invested in this fund. Policyowners who remove all Cash Value allocations from this fund will not be permitted to reinvest in this fund.
Eligible Portfolio Restrictions Applicable to the Guaranteed Minimum Accumulation Benefit Rider
To be eligible for the Guaranteed Minimum Accumulation Benefit Rider, you must allocate 100% of your Cash Value to any one (or more) of the following GMAB Allocation Alternatives:
NYLI VP Balanced—Initial Class
NYLI VP Bond—Initial Class
NYLI VP Conservative Allocation—Initial Class

NYLI VP Fidelity Institutional AM® Utilities—Initial Class
NYLI VP Floating Rate—Initial Class
NYLI VP Growth Allocation—Initial Class
NYLI VP Income Builder—Initial Class
NYLI VP Janus Henderson Balanced—Initial Class
NYLI VP MacKay Convertible—Initial Class
NYLI VP MacKay High Yield Corporate Bond—Initial Class
NYLI VP MacKay Strategic Bond—Initial Class
NYLI VP MacKay U.S. Infrastructure Bond—Initial Class
NYLI VP Moderate Allocation—Initial Class
NYLI VP PIMCO Real Return—Initial Class
NYLI VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—Class I
Franklin Templeton Conservative Model Portfolio—Class I
Fixed Account
DCA Plus Account

Obtaining Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the New York Life Variable Universal Life Accumulator Plus (“VUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulatorplus. The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.
Information about VUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.
The SEC EDGAR Contract Identifier for the Accumulator Plus Policy is C000131810.

Statement of Additional Information
dated
May 1, 2025
for
New York Life Variable Universal Life Accumulator Plus
from
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
and
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator Plus (“VUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2025 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulatorplus. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.
Table of Contents

General Information And History

The VUL prospectus and SAI describe a flexible premium variable universal life insurance policy that NYLIAC issues: the New York Life Variable Universal Life Accumulator Plus. There are two series of policies. Series 1 policies were offered for sale prior to May 1, 2016. Series 2 policies were offered for sale commencing on or after May 1, 2016. Series 1 and Series 2 policies are no longer offered for sale. However, we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist.
Unless otherwise indicated, all information in this SAI applies to both Series of policies.
About NYLIAC
NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.
NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $204.8 billion at the end of 2024. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
About NYLIAC Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.
Non-Principal Risks of Investing in the Contract

Geopolitical Risks
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, natural disasters, recessions and other events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Eligible Portfolios you choose. In light of these developments, your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance. In addition, governmental authorities have recently imposed prohibitions on transactions in investment in certain foreign sectors—for example, prohibitions imposed by the U.S. government on investment in companies in the Communist Chinese defense and related material sectors and surveillance technology sectors. If Eligible Portfolios do not comply with such prohibitions, it is possible that we could not allow contract owners to make any new investment in those Portfolios (by premium allocation or transfer), and we could even require that policyowners move any Cash Value out of the affected Eligible Portfolio(s). You should consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks and potential investment restrictions.
2

Additional Information About The Operation Of The Policies

The prospectus provides information about the policy and its riders. The following is additional information about these terms.
Changing the Face Amount of Your Policy
You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:
●
the insured is still living;
●
the insured is age 80 or younger;
●
the increase you are requesting is $5,000 or more;
●
the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and
●
you submit a written application in Good Order, that is signed by the insured and the policyowner(s) to either your registered representative or to the VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.
We can limit any increase in the Face Amount of your policy.
You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:
●
the insured is still living;
●
the decrease you are requesting will not reduce the policy’s Face Amount below $50,000; and
●
you submit a written application in Good Order signed by the policyowner(s) to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We may limit any decrease in the Face Amount of your policy.
Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units
The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:
(a/b)
Where:	a	=	the sum of:
(1) the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus
(2)
the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period;
and

	b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.
The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.
3

Examples of IRC Section 7702 on Life Insurance Benefits
Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.
Examples (Effect of IRC Section 7702 on Life Insurance Benefit)
LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT)			Example 1 (GPT)
Male, Nonsmoker, Age 45 at Death			Male, Nonsmoker, Age 45 at Death
Life Insurance Benefit = Face Amount			Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	500,000	(2) Cash Value	400,000	900,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%	(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,400,000	1,900,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,075,000	(5) Cash Value multiplied by 7702 percentage	860,000	1,935,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,075,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,400,000	1,935,000
Example 2 (CVAT)			Example 2 (CVAT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount			Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	200,000	500,000	(2) Cash Value	300,000	600,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%	(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,300,000	1,600,000
(5) Cash Value multiplied by 7702 percentage	692,000	1,730,000	(5) Cash Value multiplied by 7702 percentage	1,038,000	2,076,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,730,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,300,000	2,076,000

4

LIFE INSURANCE BENEFIT OPTION 3
Example 1 (GPT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	500,000	750,000
(4) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(5) Basic Life Insurance Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,075,000	1,612,500
(7) Life Insurance Benefit [Greater of (5) or (6)]	1,250,000	1,612,500
Example 2 (CVAT)
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	300,000	500,000
(4) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(5) Basic Life Insurance Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,038,000	1,730,000
(7) Life Insurance Benefit [Greater of (5) or (6)]	1,250,000	1,730,000
Additional Information About Changing Options
You can change your Life Insurance Benefit Option once per Policy Year, provided the Insured is under age 100. The following examples demonstrate the impact this change can have on your Life Insurance Benefit.
Example
Change From Option 1 To Option 2		Change From Option 2 To Option 1
Cash Value	$200,000	Cash Value	$150,000
Face Amount before Option change	$2,000,000	Face Amount before Option change	$2,000,000
Face Amount after Option change ($2,000,000 – $200,000)	$1,800,000	Face Amount after Option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,000,000	Life Insurance Benefit immediately before and after Option change	$2,150,000

5

Change From Option 3 To Option 1		Change From Option 3 To Option 2
		Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium	$100,000	Adjusted Total Premium	$100,000
Cash Value	$150,000	Cash Value	$200,000
Face Amount before Option change	$2,000,000	Face Amount before Option change	$2,000,000
Face Amount after Option change ($2,000,000 + $100,000)	$2,100,000	Face Amount after Option change ($2,000,000 + $100,000 - $200,000)	$1,900,000
Life Insurance Benefit immediately before and after Option change	$2,100,000	Life Insurance Benefit immediately before and after Option change	$2,100,000

Change From Option 3 To Option 2
Cash Value is less than Adjusted Total Premium
Adjusted Total Premium	$250,000
Cash Value	$200,000
Face Amount before Option change	$2,000,000
Face Amount after Option change ($2,000,000 + $250,000 - $200,000)	$2,050,000
Life Insurance Benefit immediately before and after Option change	$2,250,000
Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, NJ 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.5% per year. (This figure is based on planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male issue age 40, issued Preferred, with an initial face amount of $250,000 and Life Insurance Benefit Option 1.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Commissionable Target Premium in Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3-4, 6.5% in Policy Years 5-6, 6% in Policy Years 7-10 and 3.5% in Policy Years 11-15, plus 3% of premiums paid in excess of such amount in Policy Years 1-15. Broker-dealers may also receive additional asset-based fees of 0.08% in Policy Years 11 and beyond.
The “Commissionable Target Premium” is used in the calculation of the maximum commission payable and is based on the Life Insurance Benefit option you choose, the age of the insured at the inception of the policy, gender, risk class, and the face amount of the policy.
The total commissions paid during the fiscal year ended December 31, 2024, 2023, and 2022 were $1,509,655, $1,714,326, and $2,286,099, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team
6

receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
NYLIAC has discontinued sales of these policies. However, premium payments on existing policies are accepted on a continuous basis.
Underwriting A Policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what underwriting class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.
In the case where a policy’s Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.
Additional Information About Charges

The following example reflects how charges can impact a policy.
This example assumes a Male insured, issue age 40, Preferred rating, a Target Premium of $3,137.50, an annual planned premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 and the Monthly Deduction Waiver rider by the policyowner. It also assumes current insurance charges and a hypothetical 6% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change or that the net annual investment return will be realized.
PREMIUM	$3,500.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less sales expense charge(1)	155.37
Less state premium tax charge (2%)	70.00
Less Federal tax charge (1.25%) (if applicable)	43.75
NET PREMIUM	$3,230.88
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	170.30	We allocate your Net Premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.
Less total annual monthly contract charge(2)	180.00
Less total annual monthly cost of insurance charge (varies monthly)	178.12
Less total annual monthly cost of riders(3)	78.45
Less total annual Mortality and Expense Risk Charge(4)	16.21
Less total annual per Thousand Face Amount charge	338.85
7

CASH VALUE	$2,609.55	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.
Less Surrender Charge (if applicable)	1,750.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$859.55
We may assess a surrender charge when you make a Face Amount decrease, partial surrender, or full surrender in the first ten Policy
Years, or within ten years after you increase the Face Amount.
The amount of loans and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash
Surrender Value is insufficient to pay your policy’s Monthly Deduction Charges.

(1)
For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(2)
We currently deduct a monthly contract charge of $15 per month in Policy Years 1 – 10 and $10 per month in Policy Years 11 and beyond.
(3)
This example assumes you have chosen the Monthly Deduction Waiver Rider.
(4)
For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

The following is additional information about specific charges that can be associated with your policy.
Deductions from Premiums
Sales expense charge
We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.
When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.
State premium tax charge
Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments (the rate may be higher in certain U.S. possessions). We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.
Federal tax charge
NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.
8

Other tax charges
Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 incorporated in this SAI by reference to the report on Form N-VPFS dated April 8, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2024 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 8, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Statutory Financial Statements of NYLIAC as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 8, 2025 — are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2024 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 8, 2025 — are incorporated herein by reference.
The SEC EDGAR Contract Identifier for the Accumulator Plus policy is C000131810.
9

PART C. OTHER INFORMATION
ITEM 30. EXHIBITS
(a)	Board of Directors Resolution.
(a)(1)
Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as
Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed  in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on
Form  S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410),  filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts.
(c)(1)
Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to
Post-Effective Amendment No. 1 to the registration statement on Form S-6  for NYLIAC MFA
Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 1.(3) (a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6  for NYLIAC
Variable Universal Life Separate Account-I (File No. 033-64410),  filed 4/25/97 and incorporated herein by reference.

(c)(2)
Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to
Post-Effective Amendment No. 1 to the Registration Statement on Form N-4  for NYLIAC Variable Annuity
Separate Account-III (File No.  033-87382),  filed 4/18/96 and incorporated herein by reference.

(c)(3)
Distribution and Underwriting Agreement, dated April  27, 2006, between New York Life Insurance and
Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)
Amendment to Distribution and Underwriting Agreement, dated March  6, 2015, between New York Life
Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(4) to Post-Effective Amendment No. 25 on Form N-6 for
NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.
(d)(1)
Form of Policy for New York Life Variable Universal Life Accumulator Plus Insurance Policy (No. 313-30) —
Previously filed in accordance with Regulation S-T,  17 CFR 232.102(e) as Exhibit (d)(1) to Registrant’s initial
Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File
No.  333-190312), filed 8/1/13 and incorporated herein by reference.

(d)(2)
Intermediate No Lapse Guarantee (INLG) Rider (No. 313-680) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(2) to Registrant’s initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-190312), filed 8/1/13 and incorporated herein by reference.

(d)(3)
Guaranteed Minimum Death Benefit (GMDB) Rider (No. 313-297) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to Pre-Effective Amendment No.  1 to the Registration
Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-190312), filed
11/4/13 and incorporated herein by reference.

(d)(4)
Overloan Protection Rider (OLP) (No. 313-940) — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (d)(4) to Registrant’s initial Registration Statement on Form N-6  for NYLIAC
Variable Universal Life Separate Account-I (File No. 333-190312),  filed 8/1/13 and incorporated herein by reference.

(d)(5)
Monthly Deduction Waiver (MDW) Rider (No. 308-320) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the initial Registration Statement on Form N-6, for
NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(6)
Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (5)(g) to Pre-Effective Amendment No.  1 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account-I (File No.  333-79309),  filed 7/23/99 and incorporated herein by reference.

(d)(7)
Living Benefits Rider (No. 929-495) — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (5)(h) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for
NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(8)
Insurance Exchange Rider (IER) (No. 799-470) — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit 5(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(9)
Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on
Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(10)
Life Extension Benefit (LEB) Rider (No. 308-350) — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (d)(10) to the initial Registration Statement on Form N-6, for NYLIAC Variable
Universal Life Separate Account-I (File No.  333-147707),  filed 11/29/07 and incorporated herein by reference.

(d)(11)
Term Insurance on Other Covered Insured (OCI) Rider (No. 308-340) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for
NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(12)
Accidental Death Benefit (ADB) Rider — Previously filed in accordance with Regulation S-T, 17 CFR
232.102 (e) as Exhibit 1.5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form
S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(13)
Children’s Insurance (CI)  Rider (No. 793-345) — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable
Universal Life Separate Account-I (File No.  333-147707),  filed 11/29/07 and incorporated herein by reference.

(d)(14)
Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 312-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 4 to the
registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-
166664), filed 3/1/12 and incorporated herein by reference.

(d)(15)
Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed
3/1/12 and incorporated herein by reference.

(d)(16)
Form of Policy for New York Life Variable Universal Life Accumulator Plus Insurance Policy
(No. 313-30.35) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(16)
to Post-Effective Amendment No.  1 to the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No.  333-190312),  filed 4/14/2014 and incorporated herein by reference.

(e)	Applications.
(e)(1)
Form of application for a Policy (No. 213-500) — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (d)(1) to Registrant’s initial Registration Statement on Form N-6  for NYLIAC Variable
Universal Life Separate Account-I (File No.  333-190312),  filed 8/1/13 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(f)(1)
Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No.  002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.  333-07617), filed
7/3/96 and incorporated herein by reference.

(f)(1)(a)
Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 6(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 002-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)
By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for
NYLIAC MFA Separate Account-I (File No.  002-86083), re-filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No.  333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)
Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No.  1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No.  333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)
Amended and Restated By-Laws of NYLIAC (effective May  1, 2009) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 6(b)(3) to the registration statement on Form N-4 for the
NYLIAC MFA Separate Account—I (File No.  002-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts. Not Applicable.
(h)	Participation Agreements.
(h)(1)
Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and
NYLIAC dated 9/14/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (h)(22) to Post- Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(2)
Form of Participation Agreement, dated May  1, 2007, among New York Life Insurance and Annuity
Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(3)
Form of Participation Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, American Funds Insurance Series and Capital Research and Management Company —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333- 48300), filed 8/15/06 and incorporated herein by reference.

(h)(4)
Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May  1, 2011, between
BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account—I (File
No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(5)
Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management
Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective
Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account-I (File No. 033-53342), filed 4/14/15 and incorporated herein by reference.

(h)(6)
Form of Fund Participation Agreement, dated August  14, 2006, among New York Life Insurance and
Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P.
— Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account—(File No.  333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(7)
Form of Participation Agreement, dated May  1, 2007, among New York Life Insurance and Annuity
Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS
Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(8)
Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus
Service Corporation and NYLIAC dated 6/1/01 — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and NYLIAC, as amended, dated 11/23/09 — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(10)
Participation Agreement between Janus Aspen Series and NYLIAC dated 6/20/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1(9)(b)(3) to Pre-Effective Amendment No.  1
to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No.  333- 07617), filed 1/2/97 and incorporated herein by reference.

(h)(11)
Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance
and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No.  033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(12)
Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA
Series Fund, Inc.) dated 6/4/93 — Previously as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No.  1
on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617),
filed 1/2/97 and incorporated herein by reference.

(h)(12)(a)
Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series
Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)
Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series
Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the
registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342),
filed 4/10/06 and incorporated herein by reference.

(h)(14)
Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(j) to Post- Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15)
Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management
Inc. and NYLIAC dated 6/28/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(16)
Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger
Berman Management Inc. and NYLIAC dated 6/6/01 — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(17)
Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors
Distributors LLC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account—I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(18)
Participation Agreement, dated June  5, 2007, among New York Life Insurance and Annuity Corporation,
Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment
Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (h)(28) to Post-Effective Amendment No.  18 to the registration statement on Form N-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No.  333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(19)
Participation Agreement among New York Life Insurance and Annuity Corporation, Principal Variable
Contracts Fund, Inc., Principal Funds Distributor, Inc. and Principal Global Investors, LLC, dated 3/14/24 –
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective
Amendment No. 35 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account - I (File No. 333-79309), filed 4/11/24 and incorporated herein by reference.

(h)(20)
Participation Agreement among New York Life Insurance and Annuity Corporation, Putnam Variable Trust,
and Putnam Retail Management Limited Partnership, dated 4/1/24 – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 35 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed
4/11/24 and incorporated herein by reference.

(i)	Administrative Contracts.
(i)(1)
Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No.  13
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No.  333- 48300), filed 9/15/05 and incorporated herein by reference.

(i)(2)
Form of Administrative Services Agreement, dated May  1, 2007, among New York Life Insurance and
Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333- 48300), filed 4/18/07 and incorporated herein by reference.

(i)(3)
Form of Business Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, American Funds Distributors, Inc., and Capital Research and Management Company —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333- 48300), filed 8/15/06 and incorporated herein by reference.

(i)(4)
Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May  1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No.  25 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No.  033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(5)
Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC dated
11/1/04 — Previously filed in accordance with Regulation S-T, 17 CFR 231.102(e) as Exhibit (8)(t) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-I (File No. 033- 53342), filed 4/12/05 and incorporated herein by reference.

(i)(6)
Form of Service Agreement, dated August  15, 2006, between Delaware Distributors, L.P. and New York Life
Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed
4/18/07 and incorporated herein by reference.

(i)(7)
Administrative Services Letter of Agreement, dated May  1, 2007, between Deutsche Investment Manager
Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (i)(14) to Pre- Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No.  333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(8)
Administrative Services Agreement between Dreyfus Corporation and NYLIAC dated June  1, 2001 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective
Amendment No.  6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account-I (File No.  333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(9)
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC dated
June  1, 1999 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to
Post-Effective Amendment No.  6 to the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No.  333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(10)
Administrative Services Agreement between Janus Capital Corporation and NYLIAC dated 10/1/00 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective
Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(11)
Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life
Insurance and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(12)
Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment
Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s)
to Pre- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal
Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(13)
Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC dated 2/18/00 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to
Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No.333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(14)
Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated
4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to
Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life
Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(15)
Form of Distribution and Administrative Services Agreement, Class  S Shares, between Neuberger Berman
Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(w) to Post-Effective Amendment No.  19 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account III (File No.  033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(16)
Administrative, Distribution and Business Services Agreements between New York Life Investment
Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (i)(5) to Post- Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No.  333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(17)
Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated
1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to
Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(17)(a)
Amended and Restated Administrative Services Agreement between New York Life Investment Management
LLC and NYLIAC, dated February  17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR
232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(18)
Services Agreement between PIMCO Variable Insurance Trust and NYLIAC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment
No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File
No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(19)
Administrative Services Agreement dated June  5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on
Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300),
filed 12/13/07 and incorporated herein by reference.

(i)(20)
Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE
Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (i)(20) to Post-Effective Amendment No. 31 to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No. 333-7930 9), filed 4/9/20 and incorporated herein by reference.

(i)(21)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, American Funds Insurance Series, American Funds
Distributor, Inc., and Capital Research and Management Company dated 4/13/2020—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No.
333-239752), filed 11/29/21 and incorporated herein by reference.

(i)(22)
Tri Party Agreement dated January 21, 2022, among Legg Mason Partners Variable Equity Trust, Legg
Mason Partners Fund Advisor, LLC, New York Life Insurance and Annuity Corporation, and Invesco
Advisers, Inc(with certain marked omissions that are not material and would cause competitive harm if disclosed)— Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to the
registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I, filed 3/22/22 and incorporated herein by reference.

(i)(23)
Marketing and Administrative Services Agreement between New York Life Insurance and Annuity
Corporation and Putnam Retail Management Limited Partnership, dated 4/1/24 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 35
to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No.
333-79309), filed 4/11/24 and incorporated herein by reference.

(j)	Other Material Contracts.
(j)(1)
Powers of Attorney - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1)
to Post-Effective Amendment No. 36 the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No. 333-79309), filed 12/20/24 and incorporated herein by reference..

(k)	Legal Opinion.
(k)(1)	Opinion and Consent of Charles A. Whites Jr., Esq. - Filed herewith.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculation. Not applicable.
(n)	Other Opinions.
(n)(1)	Consent of PricewaterhouseCoopers LLP - Filed herewith .
(o)	Omitted Financials Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption.
(q)(1)
Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policy Pursuant to
Rule 6e-3(T)(b)(12)(iii)— Previously filed in accordance with Regulation S-TCFR 232.102(e) as Exhibit(q)(1)
to Post-Effective Amendment No.3 to the Registration Statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No.333-190312), filed 4/13/16 and incorporated herein by reference.

(r)	Form of Initial Summary Prospectus. Not applicable.

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.
Name:	Title:
DeSanto, Craig L.	Chairman, Chief Executive Officer & President
Feldstein, Eric M.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kravitz, Jodi L.	Director, Senior Vice President & Actuary
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
McDonnell, Michael K.	Director, Senior Vice President, General Counsel & Chief Legal Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Ball, Aaron	Executive Vice President
Karaoglan, Alain M.	Executive Vice President
Madgett, Mark J.	Executive Vice President & Head of Agency
Abramo, Stephen	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Anderson, Erik A.	Senior Vice President & Chief Actuary
Arita, Darin C.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Bopp, Kevin M.	Senior Vice President
Brill, Elizabeth K.	Senior Vice President & Actuary
Bustamante, Rene	Senior Vice President
Colleary, Maura R.	Senior Vice President
Cook, Alexander I. M.	Senior Vice President
Cooney, Colleen C.	Senior Vice President
Cronin, Maureen A.	Senior Vice President, Deputy General Counsel, Chief Investment Counsel & Assistant Secretary
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
Drinkard, Kenneth R.	Senior Vice President & General Auditor
Formon, William	Senior Vice President
Frederick, Robert R.	Senior Vice President
Gennaro, Paul J.	Senior Vice President
Glynn, Kevin M.	Senior Vice President
Gupta, Tina	Senior Vice President
Herwig, Julie E.	Senior Vice President
Hu, Amy	Senior Vice President & Chief Marketing Officer
Huang, Dylan W.	Senior Vice President
James, Cheryl	Senior Vice President & Deputy General Counsel
Khalil, Saad A.	Senior Vice President
Kuhl Sarrubbo, Amanda L.	Senior Vice President
Lackey, Michael P.	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McClain, Keith B.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Navarro, Kathleen	Senior Vice President
Nesle, Heather M.	Senior Vice President
Patel, Hiran	Senior Vice President

Name:	Title:
Putnam, Roger L.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President & Head of Human Resources
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rosh, Robert M.	Senior Vice President, Deputy General Counsel & Chief Insurance Counsel
Sabal, Craig A.	Senior Vice President, Deputy Chief Investment Officer & Chief Derivatives Officer
Simonetti, Richard P.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Taylor, Todd	Senior Vice President
Tillotson, Sandra G.	Senior Vice President & Chief Compliance Officer
Virendra, Sonali	Senior Vice President
Vu, Don D.	Senior Vice President
Wion, Matthew D.	Senior Vice President
Yoon, Jae	Senior Vice President
Abdelkader, Farid	Vice President & Associate General Auditor
Advani, Janice	Vice President
Albano, Angelina	Vice President
Albergo, Rosemary	Vice President
Armstrong, Vivian	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President
Ballman, Cheryl	Vice President
Becher, Eric R.	Vice President
Behar, Paul	Vice President
Beligotti, Jeffrey	Vice President
Ben-Ami, Kevin A.	Vice President & Associate General Counsel
Berry, Ross	Vice President
Bhat, Saritha K.	Vice President
Biem, Alain E.	Vice President
Black, Meaghan	Vice President
Boccio, John	Vice President
Borisenko, Evgueni	Vice President & Actuary
Boyd IV, Robert L.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Breslin, Christopher J.	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Brotherton, Diane M.	Vice President
Budhwani, Reshma	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Carrig, Erica E.	Vice President & Associate General Counsel
Casanova, Ramon A.	Vice President & Actuary
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chan, Vee-En	Vice President
Cherpelis, George S.	Vice President
Chua, Albert	Vice President & Actuary
Cirella, Margaret M.	Vice President

Name:	Title:
Citera, Frank	Vice President
Civello, Alisa M.	Vice President
Cobaj, Skender	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Collins, Maria V.	Vice President
Colon, Wilfred R.	Vice President
Colton, Andrew	Vice President & Actuary
Contey, Allison	Vice President
Conti, Jane S.	Vice President
Cooper, Natalie	Vice President
Council, Catherine	Vice President
Crawford, Thomas	Vice President & Actuary
Cristello, Cindy	Vice President
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Dave, Ushir	Vice President
Davidowitz, Aron B.	Vice President
Davis, Juliet	Vice President
Del Bello, Timothy	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Dias, Maryann D.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Donner, Andrew	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feeney, Brendan L.	Vice President
Feinberg, Amarya	Vice President & Actuary
Ferguson, Robert E.	Vice President
Ferreira, Leandra C.	Vice President
Fitzgerald, Christopher P.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Fox, Ryan D.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Gao, J. Kevin	Vice President & Associate General Counsel
Gill, Sandra	Vice President
Gleason, Kevin M.	Vice President
Goel, Prakhar	Vice President
Goldstein, Andrew	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel

Name:	Title:
Golen, Shana	Vice President
Goodwin, Lauren E.	Vice President
Gostling, Page H.	Vice President
Grace, Deborah A.	Vice President
Guerrero, Jomil M.	Vice President & Chief Diversity Officer
Gunda, Kishore	Vice President
Hajducek, Laura	Vice President
Hale, Rachel	Vice President & Actuary
Hammie, Tyrin	Vice President
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hayden, Adam C.	Vice President
Healy, Brendan J.	Vice President
Healy, John J.	Vice President
Hekmat, Saba	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hyland, Meredith K.	Vice President
Ingham, Scott	Vice President & Assistant Secretary
Jackson, Eric	Vice President
Jackson, Zerlina R.	Vice President
Johnston, Todd C.	Vice President
Kakkanattu, Manuel M.	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President & Associate General Auditor
Kim, Terry	Vice President
King, Martin L.	Vice President
Klatell, Jeremy N.	Vice President, Associate General Counsel & Chief Litigation Counsel
Kraus, Linda M.	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kula, Michael	Vice President & Actuary
Kyan, Raymond	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Associate General Counsel
Larkin, Colleen E.	Vice President & Assistant Secretary
Lawrence, Cameryn A.	Vice President
Lee, Young	Vice President
Lewis, Sean S.	Vice President
Lewis, Tanner	Vice President
Loden, Wesley	Vice President & Actuary
Long, Harry Scott	Vice President
Lynn, Eric J.	Vice President & Actuary
Machols, Jeffrey J.	Vice President
Madabushi, Krishna Prashanth	Vice President
Madgett, Sean	Vice President
Marcel, Imari	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Martin, Trina	Vice President

Name:	Title:
Mayer, Carol S.	Vice President & Associate General Counsel
McGilberry, Brent	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Micun, Pawel	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mitra, Debapriya	Vice President
Moo-Young, Jillian	Vice President
Mosquera, Jaime	Vice President & Actuary
Mossessian, Dmitri	Vice President
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Mwaramba, Rutendo	Vice President & Actuary
Nair, Dinesh K.	Vice President
Nayar, Ridhika	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
O'Brien, Daniel J.	Vice President
O'Hanlon, Thomas P.	Vice President
O'Hearn, Claudine C.	Vice President
O’Neill, Kathleen	Vice President
Orban, Rachel	Vice President & Associate General Counsel
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pavone, Joseph	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President
Perseghin, Andrew J.	Vice President
Petersen, Todd	Vice President & Actuary
Petro, Kenneth	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Power, Kevin J.	Vice President
Quartararo, Paul	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Rao, Achuth	Vice President
Raturi, Sanjana	Vice President
Rice, Scott	Vice President
Riven, Inga	Vice President & Actuary
Rodgers, Kathryn A.	Vice President
Rodrigue, Kyle	Vice President
Rosenblum, Tal	Vice President
Rotondo, Richard	Vice President
Roy, Jennifer M.	Vice President
Rubin, Janis C.	Vice President
Sabo, Phillip J.	Vice President
Salvatore, Daniel	Vice President

Name:	Title:
Sarma, Samar	Vice President
Schirizzo, Michael	Vice President
Schwartz, Rachel S.	Vice President & Associate General Counsel
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Seyb, Sean M.	Vice President
Shah, Chintan T.	Vice President
Shan, YiYi	Vice President
Shapiro, Natalie	Vice President
Shaub, Sarah	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Singh, Jacqueline	Vice President
Smith, Kevin M.	Vice President
Solazzo, Amy L.	Vice President
Standbridge, Elizabeth A.	Vice President
Steelman, Elliot H.	Vice President
Stengel, Agustin	Vice President
Stolte, William R.	Vice President
Stricoff, Celine	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tamayo-Sanchez, Angelica	Vice President
Taylor, John G.	Vice President
Thomas, Robert W.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Todorov, Natalia	Vice President
Tomassi, Deborah A.	Vice President
Torrey, Arthur S.	Vice President
Tripi, Stephen A.	Vice President
Tyndell, Elizabeth A.	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Jr., Donald P.	Vice President & Associate General Counsel
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Wang, Ching C.	Vice President
Warga, Regina	Vice President
Warner, S. Andre	Vice President & Associate General Counsel
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weiss, Jennifer M.	Vice President
Whites, Jr., Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Williams, Brian D.	Vice President

Name:	Title:
Williams, Matthew	Vice President
Wilson, Michael E.	Vice President
Wolf, Madeline A.	Vice President
Wong, Judy	Vice President & Actuary
Wood, Melissa	Vice President
Wulwick, Jacqueline N.	Vice President
Yashnyk, Michael A.	Vice President
Yenko, Elizabeth M.	Vice President
Yim, Henry	Vice President
Zaman, Nabeed	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Associate General Counsel & Secretary

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.
Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MSSIV NYL Investor Member LLC	(Delaware)	(NYLIC: 90%, NYLIAC: 10%)
MSVEF II Investor LLC	(Delaware)
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
MSVEF II GP LLC	(Delaware)
MSVEF RT Feeder II LP	(Delaware)
MSVEF II RT LLC	(Delaware)
MSVEF RH Feeder II LP	(Delaware)
MSVEF II RH LP	(Delaware)
Madison Square Value Enhancement Fund II LP
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II-HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MNCVAD II-IND SHILOH CA LLC	(Delaware)
MNCVAD II-BIG SHILOH JV LLC	(Delaware)	(90%)
MSSDF GP LLC	(Delaware)
MSSDF II GP LLC	(Delaware)
MSSDF II Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund II LP	(Delaware)
MSSDF REIT II LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(40.4%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSSDF REIT Funding Sub V LLC	(Delaware)
MSSDF REIT Funding Sub VI LLC	(Delaware)
MSSDF REIT Funding Sub VII LLC	(Delaware)
MSSDF-OFCB Voss San Felipe LLC	(Delaware)
MSSDF-OFCB Woodway LLC	(Delaware)
MSSDF-OFCB Hanover LLC	(Delaware)
MSSDF-OFCB El Segundo LLC	(Delaware)
MSSIV GP LLC	(Delaware)
Madison Square Strategic Investments Venture LP	(Delaware)
MSSIV REIT Manager LLC	(Delaware)	(51%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Madison Square Strategic Investments Venture REIT LLC	(Delaware)	(51%)
MSSIV-MF Country Place MD LLC	(Delaware)
MSSIV-IND Speedway SC LLC	(Delaware)	(NYL: 45.90%, NYLIAC: 5.1%)
NRL Speedway Venture LLC	(Delaware)	(39.53%, TP: 60.47%)
SC Speedway Hwy 124, LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MADISON-OFC BRICKELL FL LLC	(Delaware)
MADISON-IND POWAY CA LLC	(Delaware)
MADISON-LPC POWAY JV LLC	(Delaware)	(95%)
MADISON-MF GRANARY FLATS TX LLC	(Delaware)
MADISON-AO GRANARY FLATS JV LLC	(Delaware)	(99.999%; TP: 0.001%)
MADISON-AO GRANARY FLATS OWNER LLC	(Delaware)
MADISON-MF THE MEADOWS WA LLC	(Delaware)
MADISON-ACG THE MEADOWS OWNER LLC	(Delaware)
MADISON-ACG THE MEADOWS JV LLC	(Delaware)
MADISON-MOB Lee Highway VA LLC	(Delaware)
Madison-OFC 5161 CA LLC	(Delaware)
MADISON-SS Kernersville QRS, Inc	(Delaware)
MADISON-LPP Kernersville JV GP LLC	(Delaware)	(90%, TP: 10%)
MADISON-LPP Kernersville JV LP	(Delaware)	(90%, TP: 10%)
MADISON-LPP Kernersville GP LLC	(Delaware)
MADISON-LPP Kernersville LP	(Delaware)
MADISON-IND 2080 ENTERPRISE CA LLC	(Delaware)
MADISON-IND CLAWITER CA LLC	(Delaware)
MADISON-REDCO CLAWITER JV LLC	(Delaware)	(95%)
MADISON-IND ENTERPRISE RIALTO CA LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MADISON-RTL SARASOTA FL, LLC	(Delaware)
MADISON-MOB CITRACADO CA LLC	(Delaware)
Madison-MF Osprey QRS Inc	(Delaware)
Madison-MF Osprey NC GP LLC	(Delaware)
Madison-MF Osprey NC LP	(Delaware)	(QRS: 99%; GP/LLC: 1%)
MADISON-IND LNDR TABOR ROAD NJ LLC	(Delaware)
MADISON-SS Crozet VA LLC	(Delaware)
MADISON-LPP Crozet JV LLC	(Delaware)
Madison-MF Apex Newbury PA LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP (“MSVEFLP”)	(Delaware)	(51%) (MSVEF GP LLC is the Sole GP)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)	(95%)
MSVEF-MF Pennbrook Station GP LLC	(Delaware)	(51%)
MSVEF-MF Pennbrook Station PA LP	(Delaware)	(MSVEFLP: 51%; GPLLC: 0%)
MSVEF-MF Burrough’s Mill GP LLC	(Delaware)	(MSVEFLP: 100%)
MSVEF-MF Burrough’s Mill NJ LP	(Delaware)	(MSVEFLP: 50%)
MSVEF-MF Gramercy JV GP LLC	(Delaware)
MSVEF-MF Gramercy OH LP	(Delaware)	(MSVEFLP: 100%; GPLLC: 0%)
MSVEF-CR Gramercy JV LP	(Delaware)	(75%)
MSVEF-CR Gramercy Owner GP LLC	(Delaware)
MSVEF-CR Gramercy Owner LP	(Delaware)	(JV: 99.9%; GP/LLC: 0.1%)
New York Life Group Insurance Company of NY (“NYLG”)	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
New York Life Benefit Payments LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
NYLIAC RLP II, LLC	(Delaware)
Development Funding Backed Pass-Through Trust Series – 2025 A	(Delaware)	(11.75197%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Estates Limited	(India)	(NYLIH: 19.45%, NYLIC: 1.29%) (Max Ventures and Industries Limited merged into Max Estates Ltd. as of 7.31.2023)
Max I. Limited	(India)
Max Assets Services Limited	(India)
Max Square Limited	(India)	(Max: 51%, NYLIC: 49%)
Pharmax Corporation Limited	(India)
Max Towers Private Limited	(India)	(Max: 51%, NYLIC: 49%)
Max Estates 128 Private Limited	(India)
Max Estate Gurgaon Limited	(India)
Acreage Builders Private Limited	(India)	(Max: 51%, NYLIC: 49%)
Astiki Realty Private Limited	(India)
Max Estates Gurgaon Two Limited	(India)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Bow River Advisers, LLC	(Delaware)	(49%)
NYL Investments Europe Limited	(Ireland)	(New ownership effective 1.1.2025)
NYL Investments (International) Ltd.	(UK)	(“NYLIL”) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
NYL Investments (Services) Ltd.	(UK)	(“NYLISL”) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
NYL Investments UK LLP	(UK)	(NYLIL: 99%; NYLISL: 1%) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Emerging Markets Debt Portfolio	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Strategic Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Structured Products Opportunities Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Emerging Markets Debt Portfolio		(NYLIC: 99.36%; MacKay: 0.64%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(.18%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MKS Global Sustainable Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Sustainable Emerging Markets Equities Fund LP	(Delaware)	(GP: 0.05%; NYLIAC: 99.95%)
MKS Global Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Emerging Markets Equities Fund LP	(Delaware)	(GP: 0.00%; NYLIAC: 0.00%)
MacKay Shields Series Fund Managing Member LLC	(Delaware)
MacKay Shields Series Fund	(Delaware)
Securitized Credit Opportunities Series	(Delaware)
High Yield Corporate Bond Series		(NYL: 0%)
MacKay Shields Emerging Markets Sovereign Debt Feeder Fund GP LLC	(Delaware)
MacKay Shields Emerging Markets Sovereign Debt Feeder Fund LP	(Delaware)
Apogem Capital LLC fka New York Life Investments Alternatives LLC	(Delaware)
Apogem SRL 2 LLC	(Delaware)[7]	(0 voting ownership)
Apogem SRL 3 LLC	(Delaware)[7]	(0 voting ownership)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC 65.64%; LINA 12.46%) (Apogem is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO VIII Blocker LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF CLO 10 Ltd.	(Bailiwick, Jersey)[7]
MCF CLO 10 LLC	(Delaware)	(Ltd. 100%)
MCF CLO IX Blocker LLC	(Delaware)
MFS CLO 10 Blocker LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund III LLC	(Delaware)[7]	(0 voting ownership)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MCF Hyundai Fund LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Hyundai Fund 2 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Levered Fund 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Loan Portfolio 2023 LLC	(Delaware)[7]	(0 voting ownership)
Apogem DL Levered Fund 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem DL Levered Fund SPV 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Umbrella	(Cayman Islands)[7]	(0 voting ownership)
Apogem US Direct Lending Limited I	(Cayman Islands)[7]	(0 voting ownership)
MCF Senior Debt Fund 2020 GP LLC	(Delaware)[7]	(0 voting ownership)
MCF Senior Debt Fund – 2020 LP	(Cayman Islands)[7]	(0 voting ownership)
MCF Mezzanine Carry I LLC	(Delaware)[7]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Apogem Direct Lending Nighthawk Fund	(Cayman Islands)	(Apogem initially)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware Series LP)
GoldPoint Core Opportunities Fund II L.P.	(Delaware Series LP)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Islands)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP PD V A Blocker LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP PD V B Blocker LLC	(Delaware)
GPP PD V D Blocker LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar, GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Canada)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GPP VI Blocker F LLC	(Delaware)
GPP VI Blocker G LLC	(Delaware)
GPP VI Blocker H LLC	(Delaware)
GPP VI Blocker I LLC	(Delaware)
Apogem CO-Invest VII GenPar, GP LLC
Apogem Co-Invest VII GenPar LP
Apogem Co-Investment VII, LP
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co. (Mauritius) LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Apogem: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
AHF V (S) GenPar LP	(Delaware)	(1%)
AHF V ECI Aggregator LP	(Delaware)	(1%)
AHF V GenPar GP LLC	(Delaware)	(100%)
AHF V GenPar LP	(Delaware)	(1%)
AHF VI (S) GenPar LP	(Delaware)	(1%)
AHF VI ECI Aggregator LP	(Delaware)	(1%)
AHF VI GenPar GP LLC	(Delaware)	(100%)
AHF VI GenPar LP	(Delaware)	(100%)
Apogem Heritage Fund V (S) LP	(Delaware)	(1%)
Apogem Heritage Fund V LP	(Delaware)	(1%)
Apogem Heritage Fund VI (S) LP	(Delaware)	(1%)
Apogem Heritage Fund VI LP	(Delaware)	(1%)
Apogem Cardinal Co-Investment GP LLC	(Delaware)
Apogem Cardinal Co-Investment Fund, LP	(Delaware)
ARAF IV GP, LLC	(Delaware)
Apogem Real Assets Fund IV, LP	(Delaware)
ASF VII GP, LLC	(Delaware)
Apogem Secondary Fund VII, LP	(Delaware)
Apogem Secondary Fund VII Coinvestments, LP	(Delaware)
BFO GP, LLC	(Delaware)
BFO Apogem Private Markets LP	(Delaware)
Tetra Opportunities Partners	(Delaware)	(DE Series)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
Private Advisors Special Situations LLC	(Delaware)[7]
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
ApCap Strategic Partnership I LLC	(Delaware)
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II, LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V-ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Cayman Islands)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
APEF X GP, LLC	(Delaware)
Apogem Private Equity Fund X, LP fka [PA] Private Equity Fund X, LP	(Delaware)
APEF XI GP, LLC	(Delaware)
Apogem Private Equity Fund XI, LP	(Delaware)
APEF XI Multi-Asset, LP	(Delaware)
APEF XI Directs, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
ABC Burgers LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PA Secondary Fund VI Coinvestments, LP	(Delaware)	(68.14%)
PA Secondary Fund VI (Cayman), LP	(Cayman Islands)	(68.14%)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
PA Small Company Coinvestment Fund II, LP	(Delaware)
PA Small Company Coinvestment Fund II (Cayman), LP	(Cayman Islands)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
PA Contract Resources, LLC	(Delaware)
PARAF III GP, LLC	(Delaware)
PA Real Assets Fund III, LP	(Delaware)
SAF GP LLC	(Delaware)
Social Advancement Fund, LP	(Delaware)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP (“RLPLP”)	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
RidgeLake Co-Investment Partners, LP (“RLPCOLP”)	(Delaware)
RLP Glacier Manager Investor LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Glacier GP Investor LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Evergreen LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Gemini LLC	(Delaware)
RLP Navigator LLC	(Delaware)
RLP Sigma LLC	(Delaware)
RLP Sunrise GP Investor LLC	(Delaware)	(RLPLP: 83.33%, RLPCOLP: 16.66%)
RLP Sunrise Manager Investor LLC	(Delaware)	(RLPLP: 83.33%, RLPCOLP: 16.66%)
RLP Triple GP Investor LLC	(Delaware)	(RLPLP: 82.01%, RLPCOLP: 17.98%)
RLP Triple Manager Investor LLC	(Delaware)	(RLPLP: 82.01%, RLPCOLP: 17.98%)
RLP Fund II GP LLC	(Delaware)
RLP Fund II LP	(Delaware)
RLP Profit Share (PA), LLC	(Delaware)	(NYLIC: 51%, Employees: 49%)
RLP Profit Share (OAPC), LLC	(Delaware)	(TP: 100%)
The Hedged Strategies Fund LLC	(Delaware)	(Apogem: 2%, Ex-employees: 98% non-managing members)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas India Private Limited	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings LLC	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Trust	(Delaware)	(Dormant)
IndexIQ Advisors LLC	(Delaware)
New York Life Investments Active ETF Trust	(Delaware)[7]	(NYLIAC: 98.5%)
NYLI CBRE Real Assets ETF		(NYLIM: 95.11%)
NYLI MacKay Muni Insured ETF		(NYL: 0.00%)
NYLI MacKay Muni Intermediate ETF		(NYL: 0.00%)
NYLI MacKay Core Plus Bond ETF		(NYLIM: 94.54%)
NYLI MacKay California Muni Intermediate ETF		(NYLIM: 40.42%)
NYLI MacKay ESG High Income ETF		(NYLIM: 94.86%)
NYLI Winslow Focused Large Gap Growth ETF		(NYLIM: 90.862%)
NYLI Winslow Large Gap Growth ETF		(NYLIM: 90.73%)
NYLI MacKay Securitized Income ETF		(NYLIM: 82.75%, NYLIAC: 16.44%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
New York Life Investments ETF Trust	(Delaware)	(NYLIC: 10.2%)
NYLI 500 International ETF		(NYLIM: 53.62%)
NYLI Clean Oceans ETF		(NYLIAC: 84.13%)
NYLI Cleaner Transport ETF		(NYLIAC: 84.56%)
NYLI Engender Equality ETF		(NYLIAC: 72.81%)
NYLI FTSE International Equity Currency Neutral ETF		(NYLIM: 13.23%)
NYLI Global Equity R&D Leaders ETF		(NYLIM: 85.22%)
NYLI Healthy Hearts ETF		(NYLIM: 66.18%)
NYLI Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
NYLI Merger Arbitrage ETF		(NYL: 0.00%)
NYLI CRBE NexGen Real Estate ETF		(NYLIM: 56.52%)
NYLI Candriam International Equity ETF		(NYLIM: 84.19%)
NYLI Candriam U.S. Mid Cap Equity ETF		(NYLIM: 98.63%)
NYLI Candriam U.S. Large Cap Equity ETF		(NYLIM: 69.29%)
NYLI U.S. Large Cap R&D Leaders ETF		(NYLIM: 79.06%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, Apogem: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Kartesia Italy Branch	(Scotland)
Kartesia Spain Branch	(Scotland)
Kartesia Netherlands Branch	(Scotland)
Kartesia Germany Branch	(Scotland)
Kartesia France	(France)
Kartesia UK Ltd.	(UK)
Kartesia Belgium	(Belgium)
Kartesia Credit FFS	(France)
Kartesia GP III	(Luxembourg)
Kartesia Credit Opportunities III S.C.A., SICAV-SIF	(Luxembourg)
Kartesia Securities	(Luxembourg)
Kartesia III Topco S.á.r.l.	(Luxembourg)
Kartesia GP IV	(Luxembourg)
Kartesia Credit Opportunities IV SCS SICAV-SIF	(Luxembourg)
Kartesia Securities IV	(Luxembourg)
Kartesia IV Topco S.á.r.l.	(Luxembourg)
Kartesia Master GP	(Luxembourg)
Kartesia Credit Opportunities V Feeder SCS	(Luxembourg)
Kartesia Senior Opportunities I SCS, SICAV-RAIF	(Luxembourg)
KASS Unleveled S.á.r.l.	(Luxembourg)
KSO I Topco S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities V SCS	(Luxembourg)
Kartesia Securities V S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities VI Feeder SCS	(Luxembourg)
Kartesia Credit Opportunities VI SCS	(Luxembourg)
Kartesia Securities VI SCS S.á.r.l.	(Luxembourg)
Kartesia VI Topco S.á.r.l.	(Luxembourg)
Flexam Invest Asset Management	(France)	(51%)
FIAM HLD SAS	(France)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Flexam Invest France Management SAS	(France)
Flexam Tangible Asset Income Fund II SLP	(France)
Flexam Invest Lux Management S.á.r.l.	(Luxembourg)
Flexam Tangible Asset Income Fund S.C.A., SICAV-RAIF	(Luxembourg)
Flexam Invest Operations S.á.r.l.	(Luxembourg)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam	(Luxembourg)	(“CANLUX”) (CG: 96%; I share held by CANLUXS)
Candriam Belgian Branch
Candriam France Branch
Candriam UK Establishment
Candriam Germany Branch
Candriam US Branch
Candriam Spain Branch
Candriam Netherlands Branch	(Luxembourg)
Candriam MENA Branch	(Dubai, UAE)
Candriam Nordic Branch	(Sweden)
Candriam Monétaire SICAV	(France)	(CANBEL: 2.24%; CANFR: 1.86%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Candriam Tristan Real Estate Fund (RAIF)	(Luxembourg)
Candriam GP PA	(Luxembourg)
Candriam Private Assets	(Luxembourg)
ATA Holdco Luxembourg S.á.r.l.	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Target Income 2032		(0.00%)
Belfius Equities	(Belgian)	(0.00%)
IZNES SAS	(Luxembourg)	(2%)
Belfius Investment Partners	(Luxembourg)	(0.01%)
S.W.I.F.T. SCRL	(Luxembourg)	(0.02%)
Cordius	(Luxembourg)	(CANLUX: 14.07%, CANBEL: 4.42%)
Cordius CIG		(“CIG”) (CANBEL: 23.91%, CANLUX: 76.09%)
Candriam Absolute Return	(Luxembourg)	(CIG: 0.35%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(0.00%)
Candriam Bonds	(Luxembourg)	(NYLIAC: 0.12%, CIG: 0.02%)
Candriam Bonds Capital Securities		(CIG: 0.01%)
Candriam Bonds Convertible Defensive		(0.00%)
Candriam Bonds Convertible Opportunities		(0.00%)
Candriam Bonds Credit Alpha		(NYLIAC: 4.90%)
Candriam Bonds Credit Opportunities		(0.00%)
Candriam Bonds Emerging Debt Local Currencies		(CIG: 0.02%)
Candriam Bonds Emerging Markets		(0.01%)
Candriam Bonds Emerging Corporate		(CIG: 0.01%)
Candriam Bonds Emerging Markets Total Return		(CIG: 0.01%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(0.00%)
Candriam Bonds Euro High Yield		(CIG: 0.08%)
Candriam Bonds Euro Short Term		(0.00%)
Candriam Bonds Euro Long Term		(CIG: 0.01%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(0.00%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(0.00%)
Candriam Bonds International		(CIG: 0.02%)
Candriam Bonds Total Return		(0.00%)
Candriam Bonds US Corporate		(CIG: 0.01%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%)
Candriam Equities L	(Luxembourg)	(NYLIAC: 0.35%)
Candriam Equities L Qustralia		(CIG: 0.01%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(0.00%)
Candriam Equities L EMU		(CIG: 0.02%)
Candriam Equities L ESG Market Neutral		(NYLIAC: 95.83%; CIG: 0.03%)
Candriam Equities L Europe		(CIG: 0.02%)
Candriam Equities L Europe Edge		(CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(CIG: 0.01%)
Candriam Equities L Global Demography		(0.00%)
Candriam Equities L Global Income		(CIG: 0.04%)
Candriam Equities L Life Care		(0.00%)
Candriam Equities L Meta Globe		(CIG: 0.01%)
Candriam Equities L Oncology Impact		(0.00%)
Candriam Equities L Risk Arbitrage Opportunities		(CIG: 0.03%)
Candriam Equities L Robotics & Innovation Technology		(0.00%)
Candriam Equities L US Edge		(CIG: 0.01%)
Candriam Equities L World Edge		(NYLIAC: 99.95%; CIG: 0.05%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(0.00%)
Candriam Fund Sustainable European Equities Fossil Free		(0.00%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 30.62%)
Candriam Index Arbitrage	(Luxembourg)	(0.00%)
Candriam L	(Luxembourg)	(CIG: 0.08%)
Candriam L Balanced Asset Allocation		(0.00%)
Candriam L Conservative Asset Allocation		(0.00%)
Candriam L Dynamic Asset Allocation		(CIG: 7.32%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam L Multi-Asset Income		(0.00%)
Candriam L Multi-Asset Income & Growth		(CIG: 0.01%)
Candriam L Multi-Asset Premia		(CIG: 0.04%)
Candriam Long Short Credit		(0.00%)
Candriam M		(CIG: 8.95%)
Candriam M Global Trading		(CIG: 0.06%)
Candriam M Impact Finance		(CIG: 12.69%)
Candriam M Multi Strategies		(CIG: 0.14%)
Candriam Money Market	(Luxembourg)	(CIG: 0.20%)
Candriam Money Market Euro		(CIG: 0.00%)
Candriam Money Market Euro AAA		(0.42%)
Candriam Money Market USD Sustainable		(0.00%)
Candriam Multi-Strategies	(France)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(CIG: 20.71%)
Candriam Sustainable	(Luxembourg)	(NYLIAC: 0.10%; CIG: 0.02%)
Candriam Sustainable Bond Emerging Markets		(0.00%)
Candriam Sustainable Bond Euro		(0.00%)
Candriam Sustainable Bond Euro Corporate		(0.00%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(CIG: 0.02%)
Candriam Sustainable Bond Global Convertible		(CIG: 0.03%)
Candriam Sustainable Bond Global High Yield		(0.00%)
Candriam Sustainable Bond Impact		(NYLIAC: 16.59%)
Candriam Sustainable Defensive Asset Allocation		(CIG: 0.01%)
Candriam Sustainable Equity Children		(CIG: 0.01%)
Candriam Sustainable Equity Circular Economy		(0.00%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Emerging Markets		(0.00%)
Candriam Sustainable Emerging Markets Ex-China		(CIG: 0.01%)
Candriam Sustainable Equity EMU		(0.00%)
Candriam Sustainable Equity Europe		(0.00%)
Candriam Sustainable Equity Europe Small & Mid Caps		(0.00%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.01%)
Candriam Sustainable Equity Equity Japan		(0.00%)
Candriam Sustainable Equity Quant Europe		(0.00%)
Candriam Sustainable Equity US		(0.00%)
Candriam Sustainable Equity Water		(CIG: 100%)
Candriam Sustainable Equity World		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam World Alternative	(Luxembourg)	(CIG: 25.42%)
Candriam World Alternative Alphamax		(CIG: 25.47%)
Cleome Index	(Luxembourg)	(0.00%)
Cleome Index EMU Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.13%)
Cleome Index Euro Short Term Bonds		(CIG: 0.01%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Cleome Index Europe Equities		(0.00%)
Cleome Index USA Equities		(0.00%)
Cleome Index World Equities		(CIG: 0.01%)
NYLIM GF	(Luxembourg)	(NYLIMH: 38.30%; CIG: 0.02%)
NYLIM GF AUSBIL Global Essential Infrastructure		(NYLIMH: 27.33%; CIG: 0.01%)
NYLIM GF AUSBIL Global Small Cap		(NYLIMH: 98.44%; CIG: 0.02%)
NYLIM GF US High Yield Corporate Bonds		(NYLIMH: 32.33%; CIG: 0.03%)
Paricor	(Belgium)	(CIG: 0.07%)
Paricor Patrimonium	(Belgium)	(CIG: 0.07%)
IndexIQ		(CIG: 0.36%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: 0.52%)
IndexIQ Factors Sustainable Europe Equity		(CIG: 0.43%)
IndexIQ Factors Sustainable Japane Equity		(CIG: 0.21%)
CGH UK Acquisition Company Limited	(UK)
Tristan Equity Partners (GP) Limited	(UK)
Tristan Equity Partners LP	(UK)
Tristan Equity Pool Partners (GP) Limited	(UK)
Tristan Equity Pool Partners LP	(UK)	(Cancelled eff. 1.8.2025)
Tristan Capital Partners Holdings Limited	(England & Wales)	(80%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
TIPS One Co-Investment GP Sarl	(Luxembourg)
TIPS Co-Investment SCSp	(Luxembourg)
TCP Incentive Partners (GP) Sarl	(Luxembourg)
TCP Incentive Partners SCSp	(Luxembourg)
TCP Co-Investment (GP) Sarl	(Luxembourg)
TCP Co-Investment SCSp	(Luxembourg)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(United Kingdom)
CCP IV Co-Investment LP	(Scotland)
EPISO 4 Co-Investment LLP	(United Kingdom)
EPISO 4 (GP) LLP	(United Kingdom)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(100%)
Tristan (Holdings) Limited	(UK)	(Individual owns 100% of the entity)
EPISO 3 Feeder (GP) Limited	(Scotland)	(40%)
EPISO 3 Feeder LP	(Scotland)
Tristan Capital Limited	(England & Wales)	(100%)
Tristan Capital Partners LLP	(England & Wales)	(80%) (25 individual members)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
CCP III (GP) LLP	(England & Wales)	(99%, 1% held by TCP LLP)
Curzon Capital Partners III LP	(LUX)
Curzon Capital Partners III Sarl	(LUX)
CCP III Netherlands Holding BV	(NLD)
Nova Investments Sp z.o.o. Sarl	(POL)
CCP III Falcon Holding Sarl	(LUX)
Stadtgalerie Written GmbH	(Germany)	(92.4%)
CCP III Dartford JV Sarl	(LUX)	(98.67%)
CCP III Dartford I Sarl	(NLD)
Curzon Capital Partners IV GP Limited	(United Kingdom)
CCP IV (GP) LLP	(United Kingdom)	(99%, 1% held by TCP LLP)
Curzon Capital Partners IV LP	(United Kingdom)
Curzon Capital Partners IV S.a.r.l.	(LUX)
CCP IV Bolt FinCo S.a.r.l.	(LUX)
Curzon IV IREF 1 Holding Sarl	(LUX)
CCP IV IREF 1	(ITA)
CCP IV Bolt 1 Sarl	(LUX)
Stratford City Offices Jersey Unit
Bolt Nominee 1 Limited	(UK)
Bolt Nominee 2 Limited	(UK)
CCP IV Bolt 2 Sarl	(LUX)
CCP IV Erneside Holding Sarl	(LUX)	(99.99976%)
CCP IV France Investments Sarl	(LUX)
OPPCI CCP IV France Investments	(FRA)
SCI Escape Cordeliers	(FRA)	(1 share held by CCP IV France Investments Sarl)
The Forum, Solent, Management Company Limited	(UK)
SBP Management Limited	(UK)	(27.83%)
CCP IV (GP) S.á.r.l.
CCP IV Keirin Luxembourg S.á.r.l.	(LUX)
CCP IV SCSp	(LUX)	(74%)
Keirin Holding S.á.r.l.	(LUX)
CCP IV UK Holding S.á.r.l.	(LUX)
Cardiff Gate RP Limited	(LUX)
Rotherham Foundry RP Limited	(LUX)
Warrington Riverside RP Limited	(LUX)
Birmingham Ravenside RP Limited	(LUX)
Walsall Bescot RP Limited	(LUX)
RW Sofas Limited	(LUX)
Bangor Springhill RP Limited	(LUX)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 (GP) LLP	(United Kingdom)	(64%)
European Property Investors Special Opportunities 3 LP	(UK)
EPISO 3 L.P.	(UK)
EPISO 3 Luxembourg Holding Sarl	(LUX)
EPISO 3 Wave Holding Sarl	(LUX)
EPISO 4 (GP) II Sarl	(Luxembourg)
EPISO 4 Student Housing SCSp	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 4 (GP) LLP	(United Kingdom)
European Property Investors Special Opportunities 4 LP	(UK)
EPISO 4 Caesar Holding Sarl	(LUX)
Trophy Value Added Fund	(Italy)	(74.15%)
EPISO 4 Luxembourg Holding Sarl	(LUX)
EP Office 1 Spzoo	(POL)
EP Office 2 Spzoo	(POL)
EP Retail Spzoo	(POL)
EP Apartments Spzoo	(POL)
EP Hotel Spzoo	(POL)
EPISO 4 Seed Holding Sarl	(LUX)	(99.99976%)
EPISO 4 Seed Sarl	(LUX)
EPISO 4 Flower Holding Sarl	(LUX)	(99.99976%)
EPISO 4 Flower Sarl	(LUX)
EPISO 4 Twilight GP Limited	(UK)
EPISO 4 Twilight LP	(UK)
Twilight Ireland PRS Properties Eclipse DAC	(IRL)
EPISO 4 West Holding Sarl	(LUX)	(97.5%)
EPISO 4 Atrim Sarl	(LUX)
EPISO 4 Banbridge Sarl	(LUX)
EPISO 4 France Investments Sarl	(LUX)	(90%)
OPPCI EPISO 4 France Investments	(FRA)	(1 share held by SCI VDF)
SAS VDF	(FRA)
SCI VDF	(FRA)
EPISO 4 Switch Holding Sarl	(LUX)
E4 Switch Norway AS	(Norway)	(80%)
EPISO 4 Pilgrim Holding Sarl	(Luxembourg)
TP Property Sarl	(LUX)
TB Property (Plymouth) Limited	(England & Wales)
TB Property Developments (Plymouth) Limited	(England & Wales)
EPISO 4 Lynx Holding Sarl	(LUX)	(97.6%)
EPISO 4 Lynx Sarl	(LUX)
EPISO 4 Lynx Marketing Sarl	(LUX)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
CCP 5 GP LLP	(United Kingdom)	(80%)
Curzon Capital Partners 5 Long-Life LP	(United Kingdom)
CCP 5 (GP) S.a.r.l.	(Luxembourg)
Curzon Capital Partners 5 Long-Life SCA SICAV-SIF	(United Kingdom)
CCP 5 Jersey Fragco 1 Limited	(Jersey)
CCP 5 Jersey Fragco 2 Limited	(Jersey)
CCP 5 Jersey Fragco 3 Limited	(Jersey)
CCP 5 Jersey Fragco 4 Limited	(Jersey)
CCP 5 Jersey Fragco 5 Limited	(Jersey)
CCP 5 Jersey Fragco 6 Limited	(Jersey)
CCP 5 Jersey Fragco 7 Limited	(Jersey)
CCP 5 Jersey Fragco 8 Limited	(Jersey)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
CCP 5 Jersey Fragco 9 Limited	(Jersey)
CCP 5 Jersey Fragco 10 Limited	(Jersey)
CCP 5 Jersey Fragco 11 Limited	(Jersey)
CCP 5 Long-Life Luxembourg S.a.r.l.	(Luxembourg)
CCP 5 LL GP Sárl	(Luxembourg)
Curzon Capital Partners 5 Long Life SCSp	(Luxembourg)
EPISO 5 Incentive Partners GP Limited	(Jersey)
EPISO 5 Incentive Partners SLP	(Jersey)
EPISO 5 (GP) Sárl	(Luxembourg)
European Property Investors Special Opportunities 5 LP	(Luxembourg)
EPISO 5 Luxembourg Holding S.á.r.l.	(Luxembourg)
EPISO 5 Portfolio GP S.á.r.l.	(Luxembourg)
EPISO 5 Silver JV SCSp	(Luxembourg)
Sterling Square Holdings S.á.r.l.	(Luxembourg)
European Property Investors Special Opportunities 5 SCSp-SICAV-SIF	(Luxembourg)
EPISO 5 Co-Investment SCSp	(Luxembourg)
EPISO 6 UK Portfolio GP Limited	(UK)	(“EPISO 6 UK”)
EPISO 6 (GP) S.á.r.l.	(Luxembourg)
EPISO 6 Co-Investment SCSp	(Luxembourg)
European Property Investors Special Opportunities 6 SCSp SICAV-SIF	(Luxembourg)
EPISO 6 UK Investment Holdings Limited	(Jersey)	(64%) (“EPISO 6”)
EPISO 6 Pegasus Holding Limited	(UK)	(64%)
Pegasus Affordable Housing LLP	(UK)	(62%)
Pegasus Affordable Limited	(UK)	(62%)
Zen Housing Limited	(UK)	(62%)
EPISO 6 Waterfall Top Holdings Limited	(England & Wales)
Waterfall HoldCo Limited	(England & Wales)
Waterfall PropCo Limited	(England & Wales)
Waterfall PropCo Limited	(England & Wales)
EPISO 6 Phoenix JV LLP	(UK)	(EPISO 6 UK: 50%; EPISO 6: 50%)
Phoenix Core Holdco Limited	(UK)
Phoenix Core Propco Limited	(UK)	(“CorePropco”)
Cody TP Management Company Limited		(CorePropco – GP Guarantor 100%, DevCo - Guarantor)
EPISO 6 Luxembourg Holding S.á.r.l.	(LUX)
Phoenix Development Holding S.á.r.l.	(LUX)	(99%, TP:1%)
Phoenix DevCo Sarl	(LUX)	(“DevCo”)
EPISO 6 Spectre JV S.á.r.l.	(LUX)
EPISO 6 Spectre 1 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Spectre 2 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Spectre 3 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Curado Holding S.á.r.l.	(Luxembourg)
Claybrook, S.L.	(Spain)	(90%)
Barnfield Spain, S.L.	(Spain)
EPISO 6 Macbeth Holding S.á.r.l.	(Luxembourg)
Macbeth 4 SRL	(Belgium)
Montague 1 S.á.r.l.	(LUX)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 6 Moomin Holding S.á.r.l.	(LUX)
EPISO 6 Siem Holding S.á.r.l.	(LUX)
EPISO 6 Siem S.á.r.l.	(LUX)
EPISO 6 Emerald Holdings S.á.r.l.	(LUX)	(96%)
BCRE Leipzig Wohnen Nord B.V.
BCRE Leipzig Wohnen Ost B.V.
BCRE Leipzig West Ost B.V.
TAG Leipzig-Immobilien GmbH
Hella Acquico GP S.á.r.l.	(Luxembourg)
Hella Acquico GP SCSp	(Luxembourg)
Hella Holding S.á.r.l.	(Luxembourg)	(96%)
H Main Holding S.á.r.l.	(Luxembourg)
H Main 1 S.á.r.l.	(Luxembourg)
H Main 2 S.á.r.l.	(Luxembourg)
H Main 3 S.á.r.l.	(Luxembourg)
H Main 4 S.á.r.l.	(Luxembourg)
H Main 5 S.á.r.l.	(Luxembourg)
H Main 6 S.á.r.l.	(Luxembourg)
H Main 7 S.á.r.l.	(Luxembourg)
EPISO 6 Panther Co-Investment SCSp (Jersey) GP Limited	(Jersey)	(92.15%)
EPISO 6 Panther (Jersey) GP Limited	(Jersey)	(90%)
EPISO 6 Panther (Jersey) JV SLP	(Jersey)
EPISO 6 Panther (Jersey) Holdco Limited	(Jersey)
EPISO 6 Panther Property Limited	(Jersey)
Raag St. Andrew Hotel Limited	(UK)
Raag Hotels Limited	(Jersey)
QMK Pub Westminster Limited	(UK)
RAAG OBS Limited	(Jersey)
QMK OBS Limited	(IRL)
Raag Dublin Limited	(Jersey)
Raag QMK Dublin Limited	(IRE)
Raag Kensington Holdings Limited	(Jersey)
Raag Kensington Hotel Limited	(Jersey)
QMK Kensington Limited	(UK)
Raag Westminster Holdings Limited	(Jersey)
Raag Westminster Hotel Limited	(Jersey)
QMK Westminster Limited	(UK)
Raag Liverpool Street Holdings Limited	(Jersey)
Raag Liverpool Street Hotel Limited	(Jersey)
QMK Liverpool Street Limited	(UK)
Raag Kings Cross Holdings Limited	(Jersey)
Raag Kings Cross Hotel Limited	(Jersey)
QMK KX Limited	(UK)
Raag Paddington Holdings Limited	(Jersey)
Raag Paddington Hotel Limited	(Jersey)
QMK Paddington Limited	(UK)
Raag Canary Wharf Limited	(Jersey)
QMK Canary Wharf Limited	(UK)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Raag Shoreditch Limited	(Jersey)
QMK Shoreditch Limited	(UK)
Raag Aberdeen	(Jersey)
QMK Management Limited	(UK)
Raag P2 Limited	(Jersey)
TIPS One Incentive Partners GP Limited	(Jersey)
TIPS One Incentive Partners SLP	(Jersey)
TIPS One GP Sarl	(Luxembourg)
Tristan Income Plus Strategy One SCSp	(Luxembourg)
TIPS One Alpha Holdings Sarl	(Luxembourg)
TIPS One Alpha PV I Sarl	(Luxembourg)
TIPS One Co-Investment GP Sarl	(Luxembourg)
TIPS One Co-Investment SCSp	(Luxembourg)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Spain, SL	(Spain)	(64.5%)
TCP France	(France)
TCP NL BV	(Netherlands)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSp	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 SCSp	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
EPISO 4 Student Housing SCSp	(Luxembourg)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (81.46%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil Global SmallCap Fund	(Australia)	(NYLIAC: 26.14%)
Ausbil Long Short Focus Fund	(Australia)	(NYLIAC: 22.74%)
NYLIFE Distributors LLC	(Delaware)
Flatiron RR LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 19 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron CLO 21 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR CLO 22 LLC	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 24 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 25 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 26 Ltd.	(Jersey)	(NYL: 0%)
Flatiron CLO 23 LLC	(Delaware)
Flatiron RR CLO 27 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 28 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR LLC, Manager Series	(Delaware Series LLC)	(Series A)
Flatiron RR LLC, Retention Series	(Delaware Series LLC)	(Series B)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
Country Place LP	(Delaware)
Country Place JV LLC	(Delaware)
REEP-MF Salisbury Square Tower One TAF LLC	(Delaware)	(NYLIC: 95.5%; NYLIAC: 0.5%)
REEP-DRP Salisbury Square Tower One TAB JV LLC	(Delaware)	(LLC: 80%)
Salisbury Square Tower One LLC	(Delaware)
REEP-MF Salisbury Square Tower Two TAF LLC	(Delaware)	(inactive)
REEP-DRP Salisbury Square Tower Two TAB JV LLC	(Delaware)	(inactive)
REEP-MF Salisbury Square TAF LLC	(Delaware)	(inactive)
REEP-IND MCP WEST NC LLC	(Delaware)
Cumberland Properties LLC	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Bay Avenue Urban Renewal LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-RTL CTC NY LLC	(Delaware)
5005 LBJ Tower LLC	(Delaware)	(97%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(100%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
REEP-MF BELLVUE STATION WA LLC	(Delaware)
REEP-LP BELLVUE STATION JV LLC	(Delaware)	(86.15%)
REEP-HINES ENCLAVE POINT AZ LLC	(Delaware)
REEP-HINES ENCLAVE POINT JV LLC	(Delaware)	(50%)
REEP-MF WILDHORSE RANCH TX LLC	(Delaware)
REEP-WP-WILDHORSE RANCH JV LLC	(Delaware)
REEP-IND ROMULUS MI LLC	(Delaware)
REEP-NPD ROMULUS JV LLC	(Delaware)	(87.14%)
REEP-MF SOUTH MAIN TX LLC	(Delaware)	(100%)
REEP-AO SOUTH MAIN JV LLC	(Delaware)	(99.99%)
REEP-AO SOUTH MAIN OWNER LLC	(Delaware)	(100%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-1250 Forest LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FRANKLIN MA HOLDER LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IND MCP II NC LLC	(Delaware)
REEP-IND MCP IV NC LLC	(Delaware)
REEP-IND MCP V NC LLC	(Delaware)
REEP-IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND MCP West NC LLC	(Delaware)
REEP-IND STANFORD COURT LLC	(Delaware)
REEP-IND STANFORD COURT CA LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF One City Center NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-MF STEWART AZ OLDER LLC	(Delaware)
REEP-MF STEWART AZ	(Delaware)
REEP-OFC Aspect OR LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC Financial Center FL LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP-OFC 515 Post Oak TX LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-RTL DTC VA LLC	(Delaware)	(NYLIC: 39%, NYLIAC: 61%)
REEP-RTL DTC-S VA LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC 410 TOWNSEND CA LLC	(Delaware)
REEP-OFC 410 TOWNSEND LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-2023 PH 5 LLC	(Delaware)	(Name change to Madison-LPP Kernersville GP LLC)
REEP-2023 PH 6 LLC	(Delaware)	(Name change to Madison-LPP Kernersville LP)
REEP-2023 PH 7 LLC	(Delaware)
REEP-2023 PH 8 LLC	(Delaware)	(Name change to Madison-LPP Kernersville QRS, Inc.)
REEP-OFC 600 TOWNSEND CA LLC	(Delaware)
REEP-OFC 600 TOWNSEND LLC	(Delaware)
REEP-OFC 1341 G DC LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-OFC 1030 15NM DC LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-OFC 1111 19NW DC LLC	(Delaware)	(NYLIC: 63.83%, NYLIAC: 36.17%)
REEP 220 NW Owner LLC	(Delaware)
REEP-OFC 30 WM IL LLC	(Delaware)	(formed 1.2.2025)
REEP-SS Marshfield LLC	(Delaware)	(formed 1.10.2025)
REEP-LLP Marshfield JV LLC	(Delaware)	(formed 1.10.2025)
REEP-SS Vallejo LLC	(Delaware)	(formed 1.7.2025)
REKA 51M HOLDINGS, LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
Summit Ridge Apartments, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
NYLIC HKP MEMBER LLC	(Delaware)	(NYLIC-MM: 67.974%, NYLIAC-IM: 32.026%)
NYLIC HKP VENTURE LLC	(Delaware)	(51%)
NYLIC HKP REIT LLC	(Delaware)	(51%)
New York Life Funding	(Cayman Islands)[6]
New York Life Global Funding	(Delaware)[6]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[7]
NYLARC Holding Company Inc.	(Arizona)[6]
New York Life Agents Reinsurance Company	(Arizona)[6]
JREP Fund Holdings I, L.P.	(Cayman Islands)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Islands)	(30.3%)
REEP-NYL JAG ACQUISITION CO MEMBER LLC	(Delaware)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IMPIC OFC PROMINENCE ATLANTA LLC	Delaware
REEP-IMPIC OFC 24th CAMELBACK AZ LLC	Delaware
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust	(Delaware)[7]
Skyhigh SPV Note Issuer 2020 LLC	(Delaware)[7]
Sol Invictus Note Issuer 2021-1 LLC	(Delaware)
Veritas Doctrina Note Issuer SPV LLC	(Delaware)
Fairview Capital Partners, LLC	(Delaware)	(49%)
AC 2023 NMTC Investor, LLC	(Louisiana)	(NYLIC: 79.20%, NYLIAC: 19.80%)
USB NMTC FUND 20223-6, LLC	(Delaware)
NYLIC RLP II, LLC	(Delaware)

(+)
By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.
(*)
Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)
New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1
NYL Cayman Holdings Ltd. owns 15.62%.
2
NYL Worldwide Capital Investment LLC owns 0.002%.
3
NYLIC owns 0.00%, NYLIAC owns 0.00%, and MacKay owns .07% for a total ownership of .07%.
4
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6
Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
7
Control is through financial interest or investment management contract, not ownership of voting interests.

ITEM 33. INDEMNIFICATION
Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.
Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. PRINCIPAL UNDERWRITERS
(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
NYLIAC VLI Separate Account
New York Life Investments Funds
New York Life Investments Funds Trust
New York Life Investments VP Funds Trust
(b) Management. The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.
Names of Directors & Officers:	Positions & Offices with Underwriter:
Lehneis, Kirk C.	Chairman & Senior Managing Director
Barros, Jose N.	Chief Executive Officer & Manager
Harte, Francis Michael	Senior Managing Director, Manager & Audit Committee Member
Akkerman, John W.	Senior Managing Director, New York Life Investments Institutional Sales
Abramo, Stephen	Senior Managing Director, Field Operations Value Stream - Agency Wholesale
Sabal, Craig A.	Senior Managing Director, NYL Investors Institutional Sales
Taylor, Todd E.	Senior Managing Director, Retail Annuities
Millay, Edward P.	Audit Committee Member (Chairman) & Manager
Gamble, Michael	Managing Director, Institutional Sales
Wickwire, Brian D.	Managing Director, Controller and Chief Operating Officer
Benintende, Jack R.	Managing Director, Index IQ
Bain, Karen A.	Vice President, Tax
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Meade, Colleen A.	Associate General Counsel & Secretary
Misra, Manali S.	Assistant General Counsel & Assistant Secretary
Andreola, Michael	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Chief Compliance Officer, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer, & Treasurer
Long, Harry S.	Director, Insurance Solutions - Retail Life
(c) Compensation from the Registrant.
Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by New York Life Insurance Company at its home office, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, State Street Bank KC, 2323 Grand Blvd, 5th Floor, Kansas City, MO 64108; and New York Life – Records Division, 110 Cokesbury Road, Lebanon, NJ 08833.

ITEM 36. MANAGEMENT SERVICES.
Not applicable.
ITEM 37. FEE REPRESENTATION.
New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator Plus Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES
Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on April 11, 2025.
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT – I (Registrant)
By:	/s/ Francis Citera Name: Francis Citera Title: Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)
By:	/s/ Francis Citera Name: Francis Citera Title: Vice President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Craig L. DeSanto*	Chairman of the Board, Chief Executive Officer, President & Director (Principal Executive Officer)
Eric M. Feldstein*	Director & Chief Financial Officer (Principal Financial Officer)
Robert M. Gardner*	Director (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Jodi L. Kravitz*	Director
Anthony R. Malloy*	Director
Michael K. McDonnell*	Director
Amy Miller*	Director

By:	/s/ Francis Citera Francis Citera Attorney-in-Fact
April 11, 2025

*
Pursuant to Powers of Attorney – Previously filed 12/20/2024.

Exhibit Index
EXHIBIT NUMBER	DESCRIPTION
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq.
(n)(1)	Consent of PricewaterhouseCoopers LLP